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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09911

Hussman Investment Trust

(Exact name of registrant as specified in charter)

6021 University Boulevard, Suite 490 Ellicott City, Maryland 21043

(Address of principal executive offices) (Zip code)

John F. Splain

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code: (513) 587-3400

Date of fiscal year end: June 30, 2016

Date of reporting period: June 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HUSSMAN INVESTMENT TRUST

HUSSMAN STRATEGIC GROWTH FUND

HUSSMAN STRATEGIC TOTAL RETURN FUND

HUSSMAN STRATEGIC INTERNATIONAL FUND

HUSSMAN STRATEGIC DIVIDEND VALUE FUND

ANNUAL REPORT

June 30, 2016

Table of Contents

Performance Information
Hussman Strategic Growth Fund	1
Hussman Strategic Total Return Fund	2
Hussman Strategic International Fund	3
Hussman Strategic Dividend Value Fund	4
Letter to Shareholders	5
Portfolio Information	20
Schedules of Investments
Hussman Strategic Growth Fund	23
Hussman Strategic Total Return Fund	30
Hussman Strategic International Fund	33
Hussman Strategic Dividend Value Fund	38
Statements of Assets and Liabilities	43
Statements of Operations	45
Statements of Changes in Net Assets
Hussman Strategic Growth Fund	47
Hussman Strategic Total Return Fund	48
Hussman Strategic International Fund	49
Hussman Strategic Dividend Value Fund	50
Financial Highlights
Hussman Strategic Growth Fund	51
Hussman Strategic Total Return Fund	52
Hussman Strategic International Fund	53
Hussman Strategic Dividend Value Fund	54
Notes to Financial Statements	55
Report of Independent Registered Public Accounting Firm	79
About Your Funds’ Expenses	80
Board of Trustees and Officers	82
Federal Tax Information	83
Other Information	84
Approval of Investment Advisory Agreements	85

HUSSMAN STRATEGIC GROWTH FUND

Comparison of the Change in Value of a $10,000 Investment in

Hussman Strategic Growth Fund versus the Standard & Poor’s 500 Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended June 30, 2016
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Growth Fund(c)(d)	(8.34%)	(8.16%)	(7.57%)	(4.24%)	1.98%
S&P 500 Index	3.99%	11.66%	12.10%	7.42%	4.30%

(a)

Hussman Strategic Growth Fund invests in stocks listed on the New York, American, and NASDAQ exchanges, and does not specifically restrict its holdings to a particular market capitalization. The S&P 500 is an index of large capitalization stocks. “HSGFX equity investments and cash equivalents only (unhedged)” reflects the performance of the Fund’s stock investments and modest day-to-day cash balances, after fees and expenses, but excluding the impact of hedging transactions. The Fund’s unhedged equity investments do not represent a separately available portfolio, and their performance is presented solely for purposes of comparison and performance attribution.

(b)	The Fund commenced operations on July 24, 2000.

(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)

The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2016 to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 1.10% annually of the Fund's average daily net assets. This limit on operating expenses was increased from 1.07% to 1.10% effective November 1, 2015. The gross expense ratio as disclosed in the November 1, 2015 prospectus was 1.15%.

1

HUSSMAN STRATEGIC TOTAL RETURN FUND

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Total Return Fund
versus the Barclays U.S. Aggregate Bond Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended June 30, 2016
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Total Return Fund(c)(d)	10.33%	4.76%	2.02%	4.48%	5.25%
Barclays U.S. Aggregate Bond Index	6.00%	4.06%	3.76%	5.13%	4.64%

(a)

The Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities. The Fund does not invest solely in securities included in the Barclays U.S. Aggregate Bond Index and may invest in other types of bonds, as well as common stocks, exchange-traded funds and other securities.

(b)	The Fund commenced operations on September 12, 2002.

(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)

The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2016 to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 0.70% annually of the Fund's average daily net assets. This limit on operating expenses was increased from 0.68% to 0.70% effective November 1, 2015. The gross expense ratio as disclosed in the November 1, 2015 prospectus was 0.76%.

2

HUSSMAN STRATEGIC INTERNATIONAL FUND

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic International Fund versus the MSCI EAFE Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended June 30, 2016
	1 Year	3 Years	5 Years	Since Inception(b)
Hussman Strategic International Fund(c)(d)	7.23%	(1.36%)	(1.95%)	(0.52%)
MSCI EAFE Index	(10.16%)	2.06%	1.68%	3.23%

(a)

The MSCI EAFE (Europe, Australasia, and Far East) Index is a free float-adjusted weighted capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of June 30, 2016, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund may not invest in all of the countries represented in the MSCI EAFE Index and may invest in securities that are not included in the MSCI EAFE Index.

(b)	The Fund commenced operations on December 31, 2009.

(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)

The Adviser has contractually agreed to defer its investment advisory fees and /or absorb or reimburse Fund expenses until at least November 1, 2016 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 2.00% annually of the Fund’s average daily net assets. The expense ratio as disclosed in the November 1, 2015 prospectus was 1.65%.

3

HUSSMAN STRATEGIC DIVIDEND VALUE FUND

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic Dividend Value Fund versus the Standard & Poor’s 500 Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended June 30, 2016
	1 Year	3 Years	Since Inception(b)
Hussman Strategic Dividend Value Fund(c)(d)	(4.60%)	(1.54%)	0.05%
S&P 500 Index	3.99%	11.66%	13.08%

(a)

Hussman Strategic Dividend Value Fund invests primarily in securities of U.S. issuers but may, from to time, hold significant investments in dividend paying stocks of foreign companies in developed countries. There are no restrictions as to the market capitalization of companies in which the Fund invests. The S&P 500 Index is believed to be the most appropriate broad-based securities market index against which to compare the Fund's long-term performance. However, the Fund may invest in securities that are not included in the S&P 500 Index, and may vary its exposure to market fluctuations depending on market conditions.

(b)	The Fund commenced operations on February 6, 2012.

(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)

The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2016 to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 1.25% annually of the Fund's average daily net assets. The gross expense ratio as disclosed in the November 1, 2015 prospectus was 4.01%.

4

The Hussman Funds
Letter to Shareholders	August 19, 2016

Dear Shareholder,

The trouble with a financial market where long-term yields on conventional assets have been driven to next-to-nothing is that patient investment in those assets can be expected to yield next-to-nothing over the long-term. While this tautology should be obvious for bonds, investors should recognize that it is also likely to hold for the stock market from current valuation extremes. On the basis of valuation measures we find most strongly correlated with actual subsequent market returns across history, we presently estimate that a conventional asset mix invested 60% in the Standard & Poor’s 500 Index, 30% in Treasury bonds, and 10% in Treasury bills is likely to generate nominal total returns averaging just 1.5% annually over the coming 12-year period. Our projection for S&P 500 average nominal total returns over this horizon is just 1.4% annually, with only slightly higher expected returns for fixed-income securities. In this environment, I expect that investors will find substantial value in the ability to vary their exposure to the financial markets as valuations change.

The chart below presents our estimates of expected 12-year average annual nominal total returns on a conventional portfolio mix, in data since 1950, along with actual subsequent returns.

Data: Federal Reserve Z.1 Flow of Funds, Federal Reserve Economic Database, Standard & Poor’s. National corporate nonfinancial gross value added (GVA) is estimated as domestic nonfinancial GVA * (1+ProfitsRestOfWorld / DomesticProfits), where the Rest-of-world / domestic profit ratio uses 5-year average of each. Market capitalization is updated intra-quarter based on the weekly closing value of the S&P 500 Index. See the Hussman Weekly Market Comment of 5/18/15 for additional details.

5

The Hussman Funds
Letter to Shareholders (continued)

In recent quarters, the stock market has essentially gone nowhere, albeit in an interesting way, with the S&P 500 experiencing a short-lived, peak-to-trough drawdown of -12.96% in the interim, and the broad NYSE Composite Index hovering near the same level it set more than two years ago. In the U.S., the challenge for hedged-equity strategies in the past year has not been market direction per se, but a moderate tendency for the broad market to underperform the capitalization-weighted indices that are typically used to hedge market risk.

This pattern often temporarily accompanies the topping process of speculative markets. Even as the broad market begins to deteriorate, investors often chase the largest speculative stocks in the hope that earnings growth will override their steep overvaluation. I observed this pattern during the topping process that preceded the 2000-2002 collapse, noting that the market had become split into two distinct tiers as investors continued to chase “glamour” technology stocks. The same pattern also emerged in 2006-2007, during the top-formation that preceded the global financial crisis, when I observed that the investment performance of value-conscious investors is often least impressive when the market is approaching a long period of dull and often negative returns. I added:

“In my view, a good fund manager spends a lot of time thinking about the underlying value of the businesses that are owned on behalf of shareholders, and doesn’t gamble a great deal of shareholder capital when the only merit is speculative momentum. The responsibility is to own assets and claims on probable future cash flows, not just hot air. If the underlying values in the portfolio have a solid foundation (and particularly if investor sponsorship supports that assessment, as evidenced by price-volume behavior), market prices generally come to reflect the underlying values over time.”

When an investment position is fully-hedged, a primary driver of returns is typically the difference in performance between the individual stocks held by the portfolio, and the indices that are used as hedging instruments. In recent quarters, rich valuations have been joined by weakening price momentum and increasing dispersion in the market action of individual securities. In the U.S., this internal dispersion has created what I view as a temporary headwind for hedged-equity strategies that rely on value-conscious stock selection, as the large-capitalization indices we use to hedge (such as the S&P 500 Index) have performed better than our more broadly composed stock selections. Over the complete market cycle, I expect both the stock selection and hedging components of our investment discipline to contribute to our objective of strong full-cycle investment returns.

6

The Hussman Funds
Letter to Shareholders (continued)

Notes on Investment Strategy

The essence of a value-conscious, historically-informed, risk-managed, full-cycle investment discipline is to build long-term performance by capturing periods of “legitimate” investment merit, and even rational speculation; focusing market exposure during periods where some combination of valuation and market action is favorable. Across history, risk-seeking speculation typically ended abruptly once extremely overextended conditions were simultaneously established in valuations, price action, and investor sentiment; what we identify as “overvalued, overbought, overbullish” syndromes. Accordingly, our discipline typically avoids market risk during late-stage, speculative market advances, because they regularly prove vulnerable to steep losses with uncertain timing.

From the standpoint of our investment discipline, the half-cycle since 2009 has been different from market cycles across history in only one significant way. By driving interest rates to zero, central banks intentionally encouraged investors to speculate long after historically dangerous “overvalued, overbought, overbullish” extremes emerged. In my view, this has deferred, but has not eliminated, the disruptive unwinding of this speculative episode. By encouraging a historic expansion of public and private debt burdens, along with equity market overvaluation that rivals only the 1929 and 2000 extremes on reliable valuation measures, the brazenly experimental policies of central banks have amplified the sensitivity of the global financial markets to economic disruptions and shifts in investor risk aversion.

We identify two primary factors that drive the investment returns of major stock indices over time. One is the level of market valuations, and the other is the preference of investors toward risk-seeking or risk-aversion, which we measure through an analysis of market action across a broad range of securities. Our classification of expected market return/risk profiles also considers a broad range of additional factors, including economic conditions, monetary policy, investor sentiment, and numerous measures based on price action and trading volume.

Valuations

On a 10-12 year horizon, the most important factor that determines general market returns is the level of market valuation at the time the investment is made. The most reliable measures of stock market valuation are those that are not highly sensitive to fluctuations in profit margins over the economic cycle. To understand why price/earnings ratios are relatively poor measures of market valuation, one has to

7

The Hussman Funds
Letter to Shareholders (continued)

recognize that stocks are not a claim on next year’s earnings. They are a claim to a very long stream of future cash flows that will be delivered into the hands of investors over time.

Any valuation ratio is just shorthand for a properly detailed discounted cash flow analysis. While earnings are certainly important in generating those future cash flows, they are very poor “sufficient statistics” for the whole long-term stream, because profit margins vary considerably over the economic cycle. Historically, the best sufficient statistics are those that mute variation in profit margins, which is why the cyclically-adjusted P/E (the ratio of the S&P 500 to the 10-year average of inflation-adjusted earnings), Tobin’s Q (equity market capitalization divided by the replacement cost of corporate assets), price/revenue, market capitalization/GDP, and the ratio of market capitalization to corporate gross value-added are progressively more accurate measures.

The basic rule of investing – what I call the Iron Law of Valuation – is that the higher the price an investor pays for a given set of future cash flows, the lower the return an investor can expect over the life of the investment. Consider a security promising to deliver a $100 bill to the holder 10 years from today. Pay $26.97 today for that security, and one can expect a 14% annual return on the investment over the coming decade. Pay $38.55 and one can expect a 10% annual return. Pay $55.84 and one can expect an 6% annual return. Pay $67.56 and one can expect a 4% annual return. Pay $100 today, and one can expect no investment return at all for a decade.

This process of advancing prices and collapsing future returns essentially describes the speculative yield-seeking episode that the Federal Reserve has encouraged in recent years through its policy of quantitative easing (QE). It also describes the previous yield-seeking episode that produced the mortgage bubble and a resulting global financial collapse. As the price of a security rises, what investors considered “expected future return” only a moment before is suddenly converted into “realized past return.” The higher the current price rises, the more expected future returns are converted into realized past returns, and the less expected future returns are left on the table. For that reason, the point where a security seems most enticing on the basis of realized past returns is also typically the point where the security is least promising on the basis of expected future returns. This is where we find the global financial markets today, as a consequence of years of yield-seeking speculation, intentionally encouraged by central bank policies focused on suppressing interest rates and boosting paper “wealth.”

8

The Hussman Funds
Letter to Shareholders (continued)

Despite the notion that Fed-induced speculation creates wealth, what distorting financial markets really does is to provide an opportunity for wealth transfer. Specifically, when valuations are stretched to overvalued extremes, sellers have a temporary ability to obtain a transfer of existing wealth from hapless buyers who happen to be pulled in at the top, and then end up holding the bag. Somebody has to do so, because every security that is issued must be held by someone until it is retired. For those that passively hold equities, I fully expect that this deal will include a 40-55% market retreat over the completion of the current market cycle, on the way to near-zero returns over 10-12 years. For investors who have the ability to alter their investment exposure over the course of the market cycle, we anticipate that the completion of the current market cycle will provide strong investment opportunities in the coming years, at lower valuations and higher prospective returns.

Market action

The problem with valuation measures is that they are not particularly useful indications of likely investment returns over shorter segments of the market cycle. For that reason, the Iron Law of Valuation has to be joined with what I call the Iron Law of Speculation: the near-term outcome of a speculative, overvalued market depends on whether investors are inclined toward risk-seeking or risk-aversion. When investors are inclined toward speculation, they tend to be indiscriminate about it. For that reason, we find that the best measure of investor attitudes toward risk is the uniformity of “market internals” across a broad range of individual stocks, industries, sectors and security types – including debt securities of varying creditworthiness.

Put simply, in the long-term, investment outcomes are chiefly defined by valuations, but over the shorter-term, the difference between an overvalued market that becomes more overvalued, and an overvalued market that crashes, has little to do with the level of valuation and much more to do with investor risk-preferences.

In prior market cycles across history, the inclination of investors to speculate has had its limits. In general, once an extreme syndrome of “overvalued, overbought, overbullish” conditions emerged, the stock market became vulnerable to steep, abrupt losses. Our reliance on that regularity in the advancing half-cycle since 2009 proved to be our Achilles Heel during this period, as zero interest rates convinced investors that they had no alternative but to speculate. In mid-2014, we introduced restrictions to our discipline that limit our ability to adopt a hard-negative market outlook in zero interest rate environments, regardless of overvalued, overbought, overbullish extremes, so long as our measures of market internals are favorable.

9

The Hussman Funds
Letter to Shareholders (continued)

These restrictions would have had a substantial effect on our willingness to accept market exposure during much of the half-cycle since 2009. However, they do not encourage a constructive outlook today because price momentum and market internals have deteriorated substantially in recent quarters. Meanwhile, short-term interest rates have increased to levels last observed in 2008, and above the level that accompanied a near-20% market decline in 2011. Since mid-2014, the broad market has fluctuated in a sideways range, but has lagged the performance of the capitalization-weighted S&P 500. For us, it remains critical to focus on factors that distinguish overvalued markets that continue higher from overvalued markets that collapse, because I have no question that this extreme, too, will ultimately collapse. The market return/risk profile will improve substantially over that course.

Untethered central bank intervention has certainly delayed the tendency of overextended markets to collapse by their own weight. Yet it has not changed the fundamental principles of investing. The recent half-cycle forced us to abandon the belief that some amount of historically-informed rationality might prevail among policy makers or investors, but we remain convinced that valuations and market action can help us to navigate this deranged financial environment. Again, if we learned one lesson during the half-cycle since 2009, it was that the Fed’s recklessly experimental policy of quantitative easing was able to encourage yield-seeking speculation long after the emergence of warning signs that reliably preceded market plunges in previous market cycles. In a zero-interest rate environment, one had to wait for market internals to deteriorate explicitly before adopting a hard-negative market outlook. We need no further lessons on that subject.

Meanwhile, however, keep in mind that central bank easing only reliably encourages speculation when investors are already inclined to seek risk. Across history, central bank easing has failed to support stocks (beyond an immediate knee-jerk rally) once market action has deteriorated and investors are inclined toward risk aversion. In a risk-averse environment, safe liquidity is a desirable asset, not an inferior one, so creating more of it doesn’t ignite yield-seeking. Both the 2000-2002 and 2007-2009 market collapses were accompanied by aggressive and persistent easing by the Federal Reserve. The Japanese stock market has suffered two separate losses in excess of 60% since 2000 despite short-term interest rates that were regularly pegged at zero, and never above 1%, during the entire period.

At present, the most historically reliable valuation measures we identify project estimated S&P 500 nominal annual total returns averaging just 1.4% annually over the coming 12-year period. Every market cycle in history has brought those same estimates of prospective 10-12 year S&P 500 total returns into the 8-10% range or

10

The Hussman Funds
Letter to Shareholders (continued)

beyond over the completion of that cycle. Such an outcome today implies an S&P 500 in the 1,050-1,250 range, so a 40-55% market loss would be a wholly run-of-the-mill cycle completion from present valuations. Since mid-2014, our measures of market internals have also deteriorated considerably, though we have deferred table-pounding about “crash” risk until we observe fresh breakdowns in various trend-following measures.

To understand the reasons why this speculative episode has succeeded is to gain insight into how it is likely to collapse. The completion of this market cycle will not arrive because central banks suddenly become enlightened enough to abandon their recklessness. In my view, it will arrive precisely because they have sustained yield-seeking speculation for too long already; because they have amplified the vulnerability of the debt and equity markets to normal economic fluctuations; because they have created a speculative bubble that rests wholly on psychology rather than fundamentals; and because extreme valuations that now rival 1929 and 2000 nearly ensure that the consequences of this fragility will unfold in the form of crisis. Fortunately, the completion of every market cycle in history has brought fresh opportunities for disciplined, value-conscious investors.

Fund Performance

For the fiscal year ended June 30, 2016, Strategic Growth Fund lost -8.34%, attributable to a difference in performance of the stocks held by the Fund, compared with the capitalization-weighted indices the Fund uses to hedge. Strategic Total Return Fund achieved a total return of 10.33% for that period, largely attributable to strength in the stocks of precious metals companies, to which the Fund had a moderate exposure. Strategic International Fund achieved a total return of 7.23% for that period, reflecting positive performance of the stocks held by the Fund, relative to the MSCI EAFE Index. Strategic Dividend Value Fund lost -4.60% for that period, primarily reflecting a modest underperformance of the stocks held by the Fund, relative to the capitalization-weighted S&P 500 Index.

From the inception of Strategic Growth Fund on July 24, 2000 through June 30, 2016, the Fund achieved an average annual total return of 1.98%, compared with an average annual total return of 4.30% for the S&P 500 Index. An initial $10,000 investment in the Fund on July 24, 2000 would have grown to $13,659, compared with $19,573 for the same investment in the S&P 500 Index. The deepest loss experienced by the Fund since inception was -41.79%. The majority of this loss occurred after the Federal Reserve expanded its policy of quantitative easing in mid-2010. In mid-2014, we adapted our investment methods to reduce our defensive response to “overvalued,

11

The Hussman Funds
Letter to Shareholders (continued)

overbought, overbullish” conditions in periods of zero interest rates where market internals had not deteriorated explicitly. The deepest loss experienced by the S&P 500 Index since the inception of the Fund was -55.25%.

From the inception of Strategic Total Return Fund on September 12, 2002 through June 30, 2016, the Fund achieved an average annual total return of 5.25%, compared with an average annual total return of 4.64% for the Barclays U.S. Aggregate Bond Index. An initial $10,000 investment in the Fund on September 12, 2002 would have grown to $20,249, compared with $18,688 for the same investment in the Barclays U.S. Aggregate Bond Index. The deepest loss experienced by the Fund since inception was -11.52%, compared with a maximum loss of -5.08% for the Barclays U.S. Aggregate Bond Index during the same period.

From the inception of Strategic International Fund on December 31, 2009 through June 30, 2016, the Fund experienced an average annual total return of -0.52%, compared with an average annual total return of 3.23% for the MSCI EAFE Index. An initial $10,000 investment in the Fund on December 31, 2009 would be worth $9,669, compared with $12,293 for the same investment in the MSCI EAFE Index. The deepest loss experienced by the Fund since inception was -21.77%, compared with a maximum loss of -26.48% in the EAFE Index during the same period.

From the inception of Strategic Dividend Value Fund on February 6, 2012 through June 30, 2016, the Fund achieved an average annual total return of 0.05%, compared with an average annual total return of 13.08% for the S&P 500 Index. An initial $10,000 investment in the Fund on February 6, 2012 would have grown to $10,020, compared with $17,167 for the same investment in the S&P 500 Index. The deepest loss experienced by the Fund since inception was -9.91%, compared with a maximum loss of -12.96% for the S&P 500 Index during the same period.

Performance Drivers

Strategic Growth Fund

The stock selection approach of Strategic Growth Fund has outperformed the S&P 500 Index by an average of 4.12% (412 basis points) annually since the inception of the Fund. During the fiscal year ended June 30, 2016, the stock market displayed substantial dispersion across individual stocks and sectors. The Fund’s stock selections lost -4.62%. The indices that the Fund uses to hedge also displayed mixed performance, with the S&P 500 Index, Russell 2000 Index, and Nasdaq 100 Index achieving total returns of 3.99%, -6.73%, and 4.63%, respectively. The broad NYSE Composite Index lost -0.15% during this period.

12

The Hussman Funds
Letter to Shareholders (continued)

Market action during the past year has featured continued dispersion in market internals, as measured by price behavior across a wide range of individual stocks, industries, sectors, and security types, including debt securities of varying credit risk. As this internal dispersion has persisted, the performance of capitalization-weighted indices has become dominated by a handful of the very largest stocks in those indices; a characteristic that was also evident at the 2000 and 2007 market peaks. The Fund was fully-hedged during the past year, and in the face of extreme valuations coupled with deteriorating market internals, the Fund held higher-strike put options as part of its hedge, typically with a less aggressive hedge when various trend-following measures were favorable (even if our broader measures of market internals were not). We expect that the most reasonable opportunity to reduce hedges and establish a more constructive investment stance will emerge at the point that a material retreat in market valuations is coupled with a firming of market action after such a retreat.

Strategic Total Return Fund

During the fiscal year ended June 30, 2016, Strategic Total Return Fund achieved a total return of 10.33%. The Fund held a relatively conservative position in bonds during this time, with a duration typically ranging between 1-4 years (meaning that a 100 basis point move in interest rates would be expected to affect Fund value by about 1-4% on the basis of bond price fluctuations). The most rewarding component of the Fund’s investment strategy was its moderate holdings of shares in precious metals producers; a component that since the inception of the Fund has generally contributed to returns. The Fund generally increases exposure to this sector on material price weakness, and reduces exposure on material strength, with exposure during the past year typically ranging between 5-20% of Fund assets.

Strategic International Fund

During the fiscal year ended June 30, 2016, Strategic International Fund achieved a total return of 7.23%. The Fund was fully hedged against the impact of general market fluctuations during this period. Because of high correlations that occur between international equity markets during steep declines in U.S. markets, we expect the Fund to maintain a relatively defensive stance until our assessment of U.S. market risk becomes more favorable than is presently the case. In the absence of extreme market risk, the Fund will have substantially greater opportunity to establish a constructive investment stance based on valuation, market action and other investment considerations specific to the equity markets of individual countries.

13

The Hussman Funds
Letter to Shareholders (continued)

Strategic Dividend Value Fund

During the fiscal year ended June 30, 2016, Strategic Dividend Value Fund lost -4.60%. As of June 30, 2016, the Fund had over 95% of its assets invested in dividend-paying common stocks. Close to 100% of the value of the Fund’s exposure to equities was offset with short positions in the S&P 500 – the most defensive posture the Fund may take under its investment policies.

As noted above, the largest peak-to-trough drawdown in Strategic Dividend Value to date has been -9.91%, compared with a loss of -12.96% in the S&P 500 Index. The volatility of the Fund’s returns (based on daily standard deviation) has been 4.19%, versus 17.16% for that benchmark. Much of this lower drawdown and volatility can be attributed to the hedge held by the Fund against the impact of market fluctuations. The companies in the Fund’s portfolio also tend to have lower variability in sales, earnings, and profit margins, combined with an emphasis on balance sheet stability, dividend coverage, and favorable estimated valuations relative to the general market. In our view, these characteristics have contributed to lower volatility in the Fund’s stock holdings relative to the S&P 500 Index.

Portfolio Composition

As of June 30, 2016, Strategic Growth Fund had net assets of $580,503,279, and held 94 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were consumer discretionary (23.2%), information technology (22.6%), industrials (16.9%), health care (11.7%), financials (8.7%), consumer staples (6.0%), and materials (4.6%). The smallest sector weights were in utilities (4.1%) and energy (3.3%). The Fund held no investments in the telecommunications sector.

Strategic Growth Fund’s holdings of individual stocks as of June 30, 2016 were valued at $587,135,638. Against these stock positions, the Fund also held 1,850 option combinations (long put option/short call option) on the S&P 500 Index, 1,300 option combinations on the Russell 2000 Index and 100 option combinations on the Nasdaq 100 Index. Each option combination behaves as a short sale on the underlying index, with a notional value of $100 times the index value. On June 30, 2016, the S&P 500 Index closed at 2,098.86, while the Russell 2000 Index and the Nasdaq 100 Index closed at 1,153.92 and 4,417.70, respectively. The Fund’s total hedge therefore represented a short position of $582,475,700, thereby hedging 99.2% of the dollar value of the Fund’s long investment positions in individual stocks.

14

The Hussman Funds
Letter to Shareholders (continued)

Though the performance of Strategic Growth Fund’s diversified portfolio cannot be attributed to any narrow group of stocks, the following equity holdings achieved gains in excess of $3 million during the year ended June 30, 2016: NVIDIA, Barrick Gold, Newmont Mining, Global Payments, Masimo, Ulta, and Universal Forest Products. Equity holdings with losses in excess of $3 million during this same period were Synaptics and Vasco Data Security International.

As of June 30, 2016, Strategic Total Return Fund had net assets of $463,503,481. Treasury bills, Treasury notes, Treasury Inflation-Protected Securities (TIPS) and investments in money market funds represented 86.3% of the Fund’s net assets. Exchange-traded funds, precious metals shares and utility shares accounted for 3.4%, 9.7% and 0.2% of net assets, respectively.

In Strategic Total Return Fund, during the year ended June 30, 2016, portfolio gains in excess of $3 million were achieved in Barrick Gold, Agnico Eagle Mines, and Newmont Mining. Strategic Total Return Fund did not experience any portfolio losses on individual holdings in excess of $500,000 during this same period.

As of June 30, 2016, Strategic International Fund had net assets of $37,645,198 and held 69 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were in information consumer discretionary (24.7%), information technology (15.7%), industrials (12.5%), financials (7.9%), health care (7.5%), utilities (4.9%), and materials (4.0%). The smallest sector weights were in consumer staples (2.7%), energy (2.3%), and telecommunication services (1.1%). Investments in money market funds accounted for 3.2% of net assets.

In order to hedge the impact of general market fluctuations, as of June 30, 2016, Strategic International Fund was short 375 futures on the Mini MSCI EAFE Index. The notional value of this hedge was $30,285,000, hedging 96.5% of the value of equity investments held by the Fund. When the Fund is in a hedged investment position, the primary driver of Fund returns is the difference in performance between the stocks owned by the Fund and the indices that are used to hedge.

While the investment portfolio of Strategic International Fund is widely diversified and its performance is affected by numerous investment positions, the hedging strategy of the Fund was primarily responsible for the reduced sensitivity of the Fund to market fluctuations from the Fund’s inception through June 30, 2016. Individual equity holdings having portfolio gains in excess of $300,000 during the year ended June 30, 2016 included Fujitsu General and Stada Arzneimittel. Equity holdings with a portfolio loss in excess of $200,000 during this same period were Austal Ltd. and Gildan Activewear.

15

The Hussman Funds
Letter to Shareholders (continued)

As of June 30, 2016, Strategic Dividend Value Fund had net assets of $7,008,892, and held 59 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were consumer discretionary (32.1%), information technology (21.5%), industrials (14.2%), consumer staples (11.4%), health care (7.2%), energy (5.7%), and materials (5.2%). The smallest sector weight was in financials (1.8%). The Fund held no investments in the utility or telecommunications sectors.

Strategic Dividend Value Fund’s holdings of individual stocks as of June 30, 2016 were valued at $6,947,037. Against these stock positions, the Fund also held 32 option combinations (long put option/short call option) on the S&P 500 Index. The notional value of this hedge was $6,715,520, hedging 96.7% of the value of equity investments held by the Fund.

In Strategic Dividend Value Fund, during the year ended June 30, 2016, an individual equity portfolio gain in excess of $50,000 was achieved in Kraft Heinz Company. Equity holdings with portfolio losses in excess of $50,000 during this same period included Lexmark, Stage Stores, Staples, Gap, Mosaic Company, and Kinder Morgan.

Supplementary information including quarterly returns and equity-only performance is available on the Hussman Funds website: www.hussmanfunds.com.

Current Outlook

Our broad investment view remains that the equity market is tracing out the arc of an extended top formation, at one of the most offensive levels of overvaluation in history. This represents the third speculative episode in 16 years. I expect present extremes to be resolved much as they were by the 2000-2002 and 2007-2009 collapses, when aggressive and persistent easing of monetary policy by the Federal Reserve provided little defense against market losses during those retreats. This underscores that monetary easing is typically supportive to the financial markets only when investors are already inclined to speculate.

It is important to recognize that with the adaptations we introduced in mid-2014, our methods of classifying expected stock market return/risk profiles would encourage a constructive or leveraged investment outlook in about 70% of periods across history, and more than half of periods even since 2000. Even after returning to one of the most strenuously overvalued points in history, the S&P 500 Index has enjoyed a total return of just 4% annually since 2000, virtually all of which I expect to be wiped away by even a run-of-the-mill completion of the current market cycle. We fully expect strong opportunities to remove hedges and adopt a constructive or aggressive investment

16

The Hussman Funds
Letter to Shareholders (continued)

stance over the completion of the current market cycle, most likely at points where a material retreat in valuations is coupled with an early improvement in our measures of market action.

With regard to economic conditions, U.S. employment growth has rebounded from weakness earlier in 2016, yet the year-over-year growth rate of payroll employment has declined to just 1.7%, not far from the 1.4% growth rate that often accompanies the beginning of U.S recessions. Similar weakness in U.S. industrial production, manufacturers’ new orders, and year-over-year real GDP growth has seldom been observed except during or just prior to U.S. recessions. Still, our concerns about the immediacy of a recession would become pointed only in the event of fresh equity market weakness (e.g. a decline in the S&P 500 Index below the 2,000 level), coupled with widening credit spreads and further slowing in employment growth and other measures.

International concerns about economic weakness accelerated following the British vote to exit the European Union, and have increased following fresh reports of economic weakness in Japan. Global interest rates plunged on this downward shock to global growth expectations, driving interest rates to negative levels across Europe and Japan. The immediate response in the U.S. was an acceleration of yield-seeking speculation that has driven the S&P 500 Index nearly 5% above its previous May 2015 peak on a total return basis, yet without a decisive improvement in our measures of market internals.

My impression is that the recent move to negative interest rates is something of a last-gasp for central bank intervention. Since investors can avoid negative interest rates simply by holding currency in a vault, negative interest rates can be sustained only to an extent that makes the cost of this option (investment in a vault and insurance coverage for the contents) comparatively unattractive. Negative interest rates are enabled partially because of legal constraints on insurance companies that require them to hold long-duration assets to match their long-duration liabilities. My impression is that global bond yields have little room for further retreat, and that risk-premiums in more speculative securities have been compressed to the point where even a modest normalization would be associated with steep capital losses.

How should investors respond to the current situation? In my view, investors should continue to save in a disciplined way, but maintain savings (particularly incremental savings) in a fairly diversified set of defensive assets, including hedged equity, alternative assets, and unfortunately, even low-yielding default-free liquidity. In a weak economy, Treasury bonds may produce a “pickup” over T-bills, but at the present 1.5% yield on 10-year Treasury notes, yields need to rise by less than 20

17

The Hussman Funds
Letter to Shareholders (continued)

basis points in order for capital losses to wipe out a year of interest income. For this reason, Strategic Total Return Fund presently maintains a very low average duration of just 1.5 years, meaning that a 100 basis point increase in interest rates would be expected to produce a loss for the Fund of just 1.5% as a result of capital losses on its fixed-income positions.

For stocks, our view is that the relevant statistic for the S&P 500 is not the current 2.2% dividend yield, but the roughly -26% decline that would be necessary to bring estimated prospective 10-year returns even to 5%; a figure that we view as rather minimal given cyclical equity market volatility. A market loss on the order of 40-55% would presently be required to bring prospective 10-year S&P 500 total returns into the 8-10% range that has always been reached or surpassed during the completion of every other market cycle across history.

Precious metals and related equities have been quite strong in recent months, but can be extremely volatile and are only appropriate for a limited portion of assets. Strategic Total Return Fund has generally held between 5-15% of assets in this sector in 2016, and following a steep advance in this sector, recently reduced its exposure to the lower end of that range. This stance is subject to change based on our evaluation of the expected return/risk profile in this sector as new evidence emerges. Outside of deflation concerns that would be reflected by a strong dollar coupled with sharply widening credit spreads, we observe that gold stocks are typically supported by relatively weak economic conditions, depressed valuations (e.g. a relatively high gold price/XAU ratio), falling Treasury yields, and at least modestly rising inflation trends.

There will be opportunities on the other side of this speculative episode, as there were after the 2000-2002 technology collapse and the 2007-2009 global financial crisis. As I have frequently observed, the strongest market return/risk profiles we estimate are associated with a material retreat in valuations coupled with an early improvement in market action. With regard to the difficult and awkward transition that began with my insistence on stress-testing our classification methods against Depression-era data in 2009, and ended with adaptations we introduced in mid-2014, we have satisfied any need or inclination to stress-test our methods against additional data sets.

In an environment where we expect conventional, unhedged investment portfolios to generate total returns close to zero over the coming 10-12 years, with the likelihood of steep interim losses in the interim, I remain confident that our value-conscious, historically-informed, risk-managed, full-cycle investment discipline is well-suited to navigate the completion of the current market cycle, and both the advancing and declining phases of future market cycles. It is not an act of pessimism to reject the

18

The Hussman Funds
Letter to Shareholders (continued)

notion that investors are doomed, from here, to suffer permanently elevated valuations and permanently dismal long-term returns. It is instead an act of historically-informed optimism.

As always, I remain grateful for your trust.

Sincerely,

John P. Hussman, Ph.D.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares of the Funds, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Weekly updates regarding market conditions and investment strategy, as well as special reports, analysis, and performance data current to the most recent month end, are available at the Hussman Funds website www.hussmanfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectuses contain this and other important information. To obtain a copy of the Hussman Funds’ prospectuses please visit our website at www.hussmanfunds.com or call 1-800-487-7626 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Hussman Funds are distributed by Ultimus Fund Distributors, LLC.

Estimates of prospective return and risk for equities, bonds, and other financial markets are forward-looking statements based on the analysis and reasonable beliefs of Hussman Strategic Advisors. They are not a guarantee of future performance, and are not indicative of the prospective returns of any of the Hussman Funds. Actual returns may differ substantially from the estimates provided. Estimates of prospective long-term returns for the S&P 500 Index reflect valuation methods focusing on the relationship between current market prices and earnings, dividends and other fundamentals, adjusted for variability over the economic cycle.

This Letter to Shareholders seeks to describe some of the adviser’s current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in this Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Funds’ adviser with respect to those securities may change at any time.

19

Hussman Strategic Growth Fund Portfolio Information
June 30, 2016 (Unaudited)

Sector Allocation* (% of Equity Holdings)

*	As of June 30, 2016, the Fund held no securities in the Telecommunication Services sector.

Hussman Strategic Total Return Fund Portfolio Information
June 30, 2016 (Unaudited)

Asset Allocation (% of Total Investments)

20

Hussman Strategic International Fund Portfolio Information
June 30, 2016 (Unaudited)

Sector Allocation (% of Equity Holdings)

Country Allocation (% of Equity Holdings)

21

Hussman Strategic Dividend Value Fund Portfolio Information
June 30, 2016 (Unaudited)

Sector Allocation* (% of Equity Holdings)

*	As of June 30, 2016, the Fund held no securities in the Telecommunication Services and Utilities sectors.

22

Hussman Strategic Growth Fund Schedule of Investments
June 30, 2016

COMMON STOCKS — 101.1%	Shares	Value
Consumer Discretionary — 23.2%
Auto Components — 1.1%
Visteon Corp.	100,000	$6,581,000

Distributors — 0.5%
LKQ Corp. (a)	100,000	3,170,000

Diversified Consumer Services — 1.2%
Weight Watchers International, Inc. (a)	600,000	6,978,000

Hotels, Restaurants & Leisure — 5.7%
McDonald's Corp.	75,000	9,025,500
Panera Bread Co. - Class A (a)	60,000	12,716,400
Starbucks Corp.	200,000	11,424,000
		33,165,900
Internet & Catalog Retail — 1.9%
Amazon.com, Inc. (a)	15,000	10,734,300

Leisure Products — 2.9%
Hasbro, Inc.	50,000	4,199,500
Mattel, Inc.	400,000	12,516,000
		16,715,500
Media — 1.3%
Comcast Corp. - Class A	100,000	6,519,000
Sinclair Broadcast Group, Inc. - Class A	35,000	1,045,100
		7,564,100
Specialty Retail — 7.6%
Abercrombie & Fitch Co. - Class A	150,000	2,671,500
AutoZone, Inc. (a)	5,000	3,969,200
Express, Inc. (a)	600,000	8,706,000
Five Below, Inc. (a)	100,000	4,641,000
Home Depot, Inc. (The)	50,000	6,384,500
Ross Stores, Inc.	100,000	5,669,000
Ulta Salon, Cosmetics & Fragrance, Inc. (a)	50,000	12,182,000
		44,223,200
Textiles, Apparel & Luxury Goods — 1.0%
Coach, Inc.	75,000	3,055,500
NIKE, Inc. - Class B	50,000	2,760,000
		5,815,500

23

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2016

COMMON STOCKS — 101.1% (continued)	Shares	Value
Consumer Staples — 6.0%
Beverages — 0.9%
PepsiCo, Inc.	50,000	$5,297,000

Food Products — 5.1%
Cal-Maine Foods, Inc.	169,000	7,490,080
Campbell Soup Co.	75,000	4,989,750
Kellogg Co.	150,000	12,247,500
Mondelēz International, Inc. - Class A	100,000	4,551,000
		29,278,330
Energy — 3.3%
Energy Equipment & Services — 1.7%
RPC, Inc. (a)	650,000	10,094,500

Oil, Gas & Consumable Fuels — 1.6%
Phillips 66	50,000	3,967,000
Valero Energy Corp.	100,000	5,100,000
		9,067,000
Financials — 8.7%
Banks — 1.7%
First Republic Bank	100,000	6,999,000
Home BancShares Inc.	150,000	2,968,500
		9,967,500
Insurance — 7.0%
Aflac, Inc.	100,000	7,216,000
Assurant, Inc.	75,000	6,473,250
Progressive Corp. (The)	350,000	11,725,000
Travelers Cos., Inc. (The)	75,000	8,928,000
W.R. Berkley Corp.	100,000	5,992,000
		40,334,250
Health Care — 11.7%
Biotechnology — 0.3%
Acorda Therapeutics, Inc. (a)	75,000	1,912,875

Health Care Equipment & Supplies — 7.9%
Align Technology, Inc. (a)	43,000	3,463,650
Baxter International, Inc.	175,000	7,913,500
Becton, Dickinson and Co.	25,000	4,239,750
Edwards Lifesciences Corp. (a)	50,000	4,986,500
Masimo Corp. (a)	268,000	14,074,020
Medtronic plc	125,000	10,846,250
		45,523,670

24

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2016

COMMON STOCKS — 101.1% (continued)	Shares	Value
Health Care — 11.7% (continued)
Health Care Providers & Services — 1.3%
HCA Holdings, Inc. (a)	100,000	$7,701,000

Life Sciences Tools & Services — 1.0%
INC Research Holdings, Inc. - Class A (a)	150,000	5,719,500

Pharmaceuticals — 1.2%
Eli Lilly & Co.	50,000	3,937,500
Johnson & Johnson	25,000	3,032,500
		6,970,000
Industrials — 16.9%
Aerospace & Defense — 1.1%
BWX Technologies, Inc.	175,000	6,259,750

Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc.	75,000	5,568,750

Airlines — 2.3%
Alaska Air Group, Inc.	75,000	4,371,750
Ryanair Holdings plc - ADR	75,000	5,215,500
Southwest Airlines Co.	100,000	3,921,000
		13,508,250
Building Products — 2.0%
Universal Forest Products, Inc.	125,000	11,586,250

Commercial Services & Supplies — 1.4%
Cintas Corp.	25,000	2,453,250
Copart, Inc. (a)	50,000	2,450,500
Herman Miller, Inc.	100,000	2,989,000
		7,892,750
Construction & Engineering — 1.4%
MasTec, Inc. (a)	350,000	7,812,000

Industrial Conglomerates — 3.0%
Danaher Corp.	30,000	3,030,000
General Electric Co.	400,000	12,592,000
Siemens AG - ADR	20,000	2,051,800
		17,673,800
Machinery — 2.2%
AGCO Corp.	150,000	7,069,500

25

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2016

COMMON STOCKS — 101.1% (continued)	Shares	Value
Industrials — 16.9% (continued)
Machinery — 2.2% (continued)
Graco, Inc.	75,000	$5,924,250
		12,993,750
Professional Services — 1.2%
Exponent, Inc.	50,000	2,920,500
Verisk Analytics, Inc. (a)	50,000	4,054,000
		6,974,500
Trading Companies & Distributors — 1.3%
Fastenal Co.	175,000	7,768,250

Information Technology — 22.6%
Electronic Equipment, Instruments & Components — 3.0%
Dolby Laboratories, Inc. - Class A	25,000	1,196,250
II-VI, Inc. (a)	550,000	10,318,000
Sanmina Corp. (a)	150,000	4,021,500
Tech Data Corp. (a)	25,000	1,796,250
		17,332,000
Internet Software & Services — 0.7%
VeriSign, Inc. (a)	50,000	4,323,000

IT Services — 4.9%
Computer Sciences Corp.	100,000	4,965,000
EPAM Systems, Inc. (a)	60,000	3,858,600
Global Payments, Inc.	100,000	7,138,000
Infosys Ltd. - ADR	500,000	8,925,000
PayPal Holdings, Inc. (a)	100,000	3,651,000
		28,537,600
Semiconductors & Semiconductor Equipment — 7.1%
Broadcom Ltd.	6,058	941,413
Cirrus Logic, Inc. (a)	200,000	7,758,000
First Solar, Inc. (a)	125,000	6,060,000
Inphi Corp. (a)	200,000	6,406,000
KLA-Tencor Corp.	100,000	7,325,000
NVIDIA Corp.	275,000	12,927,750
		41,418,163
Software — 6.9%
Cadence Design Systems, Inc. (a)	100,000	2,430,000
Citrix Systems, Inc. (a)	125,000	10,011,250
Ebix, Inc.	175,000	8,382,500
Microsoft Corp.	225,000	11,513,250

26

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2016

COMMON STOCKS — 101.1% (continued)	Shares	Value
Information Technology — 22.6% (continued)
Software — 6.9% (continued)
SAP SE - ADR	100,000	$7,502,000
		39,839,000
Materials — 4.6%
Chemicals — 1.8%
Braskem S.A. - ADR	408,000	4,834,800
Celanese Corp. - Series A	32,000	2,094,400
Scotts Miracle-Gro Co. (The) - Class A	50,000	3,495,500
		10,424,700
Metals & Mining — 2.8%
Barrick Gold Corp.	400,000	8,540,000
Newmont Mining Corp.	200,000	7,824,000
		16,364,000
Utilities — 4.1%
Electric Utilities — 3.0%
PPL Corp.	250,000	9,437,500
Southern Co. (The)	150,000	8,044,500
		17,482,000
Independent Power and Renewable Electricity Producers — 1.1%
Ormat Technologies, Inc.	150,000	6,564,000

Total Common Stocks (Cost $534,860,009)		$587,135,638

PUT OPTION CONTRACTS — 1.3%	Contracts	Value
Nasdaq 100 Index Option, 08/19/2016 at $4,200	100	$461,000
Russell 2000 Index Option, 08/19/2016 at $1,100	1,300	2,022,800
S&P 500 Index Option, 08/19/2016 at $2,040	1,850	4,791,500
Total Put Option Contracts (Cost $12,062,544)		$7,275,300

Total Investments at Value — 102.4% (Cost $546,922,553)		$594,410,938

27

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2016

MONEY MARKET FUNDS — 45.0%	Shares	Value
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.17% (b)	78,344,336	$78,344,336
First American Treasury Obligations Fund - Class Y, 0.00% (b)	182,793,256	182,793,256
Total Money Market Funds (Cost $261,137,592)		$261,137,592

Total Investments and Money Market Funds at Value — 147.4% (Cost $808,060,145)		$855,548,530

Written Call Option Contracts — (48.7%)		(282,705,100)

Other Assets in Excess of Liabilities — 1.3%		7,659,849

Net Assets — 100.0%		$580,503,279

ADR - American Depositary Receipt

(a)	Non-income producing security.

(b)	The rate shown is the 7-day effective yield as of June 30, 2016.

See accompanying notes to financial statements.

28

Hussman Strategic Growth Fund Schedule of Open Written Option Contracts
June 30, 2016

WRITTEN CALL OPTION CONTRACTS	Contracts	Value of Options	Premiums Received
Nasdaq 100 Index Option,
09/16/2016 at $2,100	100	$23,066,500	$24,199,866
Russell 2000 Index Option,
09/16/2016 at $700	1,300	58,340,100	61,411,753
S&P 500 Index Option,
09/16/2016 at $1,000	1,850	201,298,500	200,537,520
Total Written Call Option Contracts		$282,705,100	$286,149,139

See accompanying notes to financial statements.

29

Hussman Strategic Total Return Fund Schedule of Investments
June 30, 2016

COMMON STOCKS — 9.9%	Shares	Value
Energy — 0.0% (a)
Oil, Gas & Consumable Fuels — 0.0% (a)
NuStar Energy, L.P.	1,000	$49,800
ONEOK Partners, L.P.	1,000	40,060
Williams Partners, L.P.	866	29,998
		119,858
Materials — 9.7%
Metals & Mining — 9.7%
Agnico Eagle Mines Ltd.	125,000	6,687,500
AngloGold Ashanti Ltd. - ADR (b)	125,000	2,257,500
Barrick Gold Corp.	550,000	11,742,500
Compañía de Minas Buenaventura S.A. - ADR (b)	100,000	1,195,000
Goldcorp, Inc.	225,000	4,304,250
Newmont Mining Corp.	250,000	9,780,000
Pan American Silver Corp.	50,000	822,500
Randgold Resources Ltd. - ADR	35,000	3,921,400
Royal Gold, Inc.	25,000	1,800,500
Sibanye Gold Ltd. - ADR	119,000	1,620,780
Silver Wheaton Corp.	25,000	588,250
Stillwater Mining Co. (b)	10,000	118,600
		44,838,780
Utilities — 0.2%
Electric Utilities — 0.1%
American Electric Power Co., Inc.	1,000	70,090
Duke Energy Corp.	333	28,568
Edison International	1,000	77,670
Entergy Corp.	1,000	81,350
Exelon Corp.	1,000	36,360
FirstEnergy Corp.	1,000	34,910
NextEra Energy, Inc.	1,000	130,400
Pinnacle West Capital Corp.	1,000	81,060
PPL Corp.	1,000	37,750
		578,158
Multi-Utilities — 0.1%
Ameren Corp.	1,000	53,580
Dominion Resources, Inc.	1,000	77,930
DTE Energy Co.	1,000	99,120
PG&E Corp.	1,000	63,920
Public Service Enterprise Group, Inc.	1,000	46,610
SCANA Corp.	1,000	75,660

30

Hussman Strategic Total Return Fund Schedule of Investments (continued)
June 30, 2016

COMMON STOCKS — 9.9% (continued)	Shares	Value
Utilities — 0.2% (continued)
Multi-Utilities — 0.1% (continued)
TECO Energy, Inc.	1,000	$27,640
		444,460

Total Common Stocks (Cost $38,692,055)		$45,981,256

U.S. TREASURY OBLIGATIONS — 68.9%	Par Value	Value
U.S. Treasury Bills (c) - 32.3%
0.25%, due 09/22/2016	$50,000,000	$49,972,700
0.37%, due 12/22/2016	100,000,000	99,865,100
		149,837,800
U.S. Treasury Inflation-Protected Notes — 3.1%
2.50%, due 01/15/2029	11,142,200	14,138,193

U.S. Treasury Notes — 33.5%
0.50%, due 09/30/2016	50,000,000	50,020,450
1.50%, due 01/31/2019	50,000,000	51,052,750
2.50%, due 08/15/2023	25,000,000	27,087,900
2.50%, due 05/15/2024	25,000,000	27,159,175
		155,320,275

Total U.S. Treasury Obligations (Cost $310,667,305)		$319,296,268

EXCHANGE-TRADED FUNDS — 3.4%	Shares	Value
CurrencyShares British Pound Sterling Trust (b)	25,000	$3,253,750
CurrencyShares Euro Trust (b)	1,000	108,170
CurrencyShares Japanese Yen Trust (b)	1,000	93,580
CurrencyShares Swedish Krona Trust (b)	10,000	1,150,500
CurrencyShares Swiss Franc Trust (b)	15,000	1,474,350
iShares 1-3 Year International Treasury Bond ETF	1,000	82,105
iShares Gold Trust (b)	200,000	2,552,000
iShares International Treasury Bond ETF	1,000	99,570
SPDR Barclays International Treasury Bond ETF (b)	1,000	57,160
SPDR Barclays Short Term International Treasury Bond ETF	1,000	31,420
SPDR Citi International Government Inflation-Protected Bond ETF	1,000	54,910
SPDR Gold Shares (b)	5,000	632,600

31

Hussman Strategic Total Return Fund Schedule of Investments (continued)
June 30, 2016

EXCHANGE-TRADED FUNDS — 3.4% (continued)	Shares	Value
United States Natural Gas Fund, L.P. (b)	300,000	$2,592,000
United States Oil Fund, L.P. (b)	300,000	3,471,000
Total Exchange-Traded Funds (Cost $14,331,566)		$15,653,115

Total Investments at Value — 82.2% (Cost $363,690,926)		$380,930,639

MONEY MARKET FUNDS — 17.4%	Shares	Value
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.17% (d)	24,360,537	$24,360,537
First American Treasury Obligations Fund - Class Y, 0.00% (d)	56,523,430	56,523,430
Total Money Market Funds (Cost $80,883,967)		$80,883,967

Total Investments and Money Market Funds at Value — 99.6%
(Cost $444,574,893)		$461,814,606

Other Assets in Excess of Liabilities — 0.4%		1,688,875

Net Assets — 100.0%		$463,503,481

ADR - American Depositary Receipt

(a)	Percentage rounds to less than 0.1%.

(b)	Non-income producing security.

(c)	Rate shown is the annualized yield at time of purchase, not a coupon rate.

(d)	The rate shown is the 7-day effective yield as of June 30, 2016.

See accompanying notes to financial statements.

32

Hussman Strategic International Fund Schedule of Investments
June 30, 2016

COMMON STOCKS — 83.3%	Shares	Value
Australia — 5.3%
Brickworks Ltd. (a)	32,000	$344,153
JB Hi-Fi Ltd. (a)	28,000	507,378
McMillan Shakespeare Ltd. (a)	60,000	617,836
SEEK Ltd. (a)	45,000	516,542
		1,985,909
Austria — 0.8%
Mayr-Melnhof Karton AG (a)	2,730	296,069

Belgium — 1.1%
EVS Broadcast Equipment S.A.	12,720	410,216

Canada — 7.6%
CGI Group, Inc. - Class A (b)	12,000	512,684
Great-West Lifeco, Inc.	20,000	527,640
Power Corp. of Canada	23,000	489,631
Royal Bank of Canada	8,500	502,318
SNC-Lavalin Group, Inc.	11,000	462,041
Western Forest Producs, Inc.	225,000	355,321
		2,849,635
Finland — 1.4%
Nokian Renkaat Oyj (a)	15,000	537,541

France — 3.0%
Capgemini S.A. (a)	4,300	370,999
Orange S.A. (a)	25,000	406,447
Sopra Steria Group (a)	3,500	360,696
		1,138,142
Germany — 7.6%
BayWa AG (a)	15,000	449,842
Pfeiffer Vacuum Technology AG (a)	5,500	516,162
SAP SE - ADR	7,000	525,140
Software AG (a)	18,000	611,939
STRATEC Biomedical AG (a)	6,000	347,167
United Internet AG (a)	10,000	415,622
		2,865,872
Japan — 26.7%
ABC-Mart, Inc. (a)	10,200	684,474
Asahi Co. Ltd. (a)	35,000	502,894
CyberAgent, Inc. (a)	10,000	605,253
Digital Garage, Inc. (a)	32,000	746,627

33

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2016

COMMON STOCKS — 83.3% (continued)	Shares	Value
Japan — 26.7% (continued)
en-japan, Inc. (a)	34,000	$631,562
EPS Holdings, Inc. (a)	45,000	565,310
F.C.C. Co. Ltd. (a)	28,000	455,246
Fields Corp. (a)	25,000	309,580
Fujitsu General Ltd. (a)	30,000	668,118
Hikari Tsushin, Inc. (a)	6,500	544,475
ITOCHU Corp. (a)	38,000	464,817
Kanagawa Chuo Kotsu Co. Ltd. (a)	70,000	395,497
Kasai Kogyo Co. Ltd. (a)	35,000	317,524
Kinugawa Rubber Industrial Co. Ltd. (a)	85,000	643,291
Konishi Co. Ltd (a)	40,000	515,231
K's Holdings Corp. (a)	14,000	261,239
Ryobi Ltd. (a)	100,000	415,362
Sogo Medical Co. Ltd. (a)	10,000	369,694
Systena Corp. (a)	35,000	477,041
Yahoo Japan Corp. (a)	110,000	487,733
		10,060,968
Norway — 3.3%
Deutsche Lufthansa AG (a)	24,000	282,135
Gjensidige Forsikring ASA (a)	30,000	499,778
Statoil ASA (a)	27,000	466,474
		1,248,387
Portugal — 1.7%
Jeronimo Martins SGPS S.A. (a)	40,000	630,768

Spain — 6.1%
Enagas S.A. (a)	20,000	610,907
Endesa S.A. (a)	30,000	601,867
Grifols S.A. (a)	20,000	454,254
Iberdrola S.A. (a)	91,421	623,533
		2,290,561
Sweden — 3.7%
Byggmax Group AB (a)	45,000	343,526
Clas Ohlson AB - B Shares (a)	28,491	487,932
ITAB Shop Concept AB - Class B (a)	9,765	80,090
Melker Schorling AB (a)	8,000	492,351
		1,403,899
Switzerland — 4.1%
Bucher Industries AG (a)	2,000	468,161
Kudelski S.A. (a)	25,000	496,963

34

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2016

COMMON STOCKS — 83.3% (continued)	Shares	Value
Switzerland — 4.1% (continued)
Tamedia AG	3,440	$579,439
		1,544,563
United Kingdom — 10.9%
Abcam plc (a)	55,000	566,608
Connect Group plc (a)	89,493	176,425
Dunelm Group plc	20,000	209,938
Electrocomponents plc (a)	140,000	486,809
EMIS Group plc	28,145	345,642
GlaxoSmithKline plc (a)	26,000	558,349
John Wood Group plc	45,000	412,154
St. James's Place plc (a)	43,000	453,468
SuperGroup plc (a)	27,000	456,891
WS Atkins plc (a)	25,000	444,153
		4,110,437

Total Common Stocks — 83.3% (Cost $29,212,066)		$31,372,967

MONEY MARKET FUNDS — 3.2%	Shares	Value
Northern Institutional Treasury Portfolio, 0.28% (c) (Cost $1,182,320)	1,182,320	$1,182,320

Total Investments and Money Market Funds at Value — 86.5%
(Cost $30,394,387)		$32,555,287

Other Assets in Excess of Liabilities — 13.5%		5,089,911

Net Assets — 100.0%		$37,645,198

ADR - American Depositary Receipt

(a)	Fair value priced (Note 1). Fair valued securities totaled $26,040,803 at June 30, 2016, representing 69.2% of net assets.

(b)	Non-income producing security.

(c)	The rate shown is the 7-day effective yield as of June 30, 2016.

See accompanying notes to financial statements.

35

Hussman Strategic International Fund Summary of Common Stocks by Sector and Industry
June 30, 2016

Sector/Industry	% of Net Assets
Consumer Discretionary — 24.7%
Auto Components	6.2%
Distributors	0.5%
Household Durables	1.8%
Leisure Products	0.8%
Media	4.8%
Specialty Retail	10.6%
Consumer Staples — 2.7%
Food & Staples Retailing	2.7%
Energy — 2.3%
Energy Equipment & Services	1.1%
Oil, Gas & Consumable Fuels	1.2%
Financials — 7.9%
Banks	1.3%
Capital Markets	1.3%
Insurance	5.3%
Health Care — 7.5%
Biotechnology	2.7%
Health Care Equipment & Supplies	0.9%
Health Care Technology	0.9%
Pharmaceuticals	3.0%
Industrials — 12.5%
Airlines	0.8%
Commercial Services & Supplies	0.2%
Construction & Engineering	1.2%
Machinery	3.7%
Professional Services	4.2%
Trading Companies & Distributors	2.4%
Information Technology — 15.7%
Communications Equipment	1.1%
Electronic Equipment, Instruments & Components	2.6%
Internet Software & Services	2.4%
IT Services	5.3%
Software	4.3%
Materials — 4.0%
Chemicals	1.4%
Construction Materials	0.9%
Containers & Packaging	0.8%
Paper & Forest Products	0.9%
Telecommunication Services — 1.1%
Diversified Telecommunication Services	1.1%
Utilities — 4.9%
Electric Utilities	3.3%
Gas Utilities	1.6%
83.3%

See accompanying notes to financial statements.

36

Hussman Strategic International Fund Schedule of Futures Contracts Sold Short
June 30, 2016

FUTURES CONTRACTS SOLD SHORT	Expiration Date	Contracts	Aggregate Market Value of Contracts	Unrealized Appreciation (Depreciation)
Mini MSCI EAFE Index Future	09/16/2016	375	$30,277,500	$1,263,591

See accompanying notes to financial statements.

37

Hussman Strategic Dividend Value Fund Schedule of Investments
June 30, 2016

COMMON STOCKS — 99.1%	Shares	Value
Consumer Discretionary — 32.1%
Automobiles — 2.0%
Winnebago Industries, Inc.	6,200	$142,104

Diversified Consumer Services — 2.0%
Capella Education Co.	2,700	142,128

Household Durables — 2.1%
Garmin Ltd.	3,500	148,470

Media — 7.0%
Cinemark Holdings, Inc.	1,500	54,690
John Wiley & Sons, Inc. - Class A	2,800	146,104
TEGNA, Inc.	6,500	150,605
Viacom, Inc. - Class B	3,300	136,851
		488,250
Multi-line Retail — 3.1%
Kohl's Corp.	3,100	117,552
Nordstrom, Inc.	2,500	95,125
		212,677
Specialty Retail — 13.9%
Abercrombie & Fitch Co. - Class A	7,800	138,918
American Eagle Outfitters, Inc.	8,600	136,998
Best Buy Co., Inc.	5,000	153,000
Chico's FAS, Inc.	7,000	74,970
GameStop Corp. - Class A	4,600	122,268
Gap, Inc. (The)	5,800	123,076
Guess?, Inc.	6,500	97,825
Staples, Inc.	15,000	129,300
		976,355
Textiles, Apparel & Luxury Goods — 2.0%
Coach, Inc.	3,400	138,516

Consumer Staples — 11.4%
Beverages — 3.6%
Coca-Cola Co. (The)	2,800	126,924
PepsiCo, Inc.	1,200	127,128
		254,052
Food & Staples Retailing — 4.2%
Wal-Mart Stores, Inc.	2,000	146,040
Whole Foods Market, Inc.	4,500	144,090
		290,130

38

Hussman Strategic Dividend Value Fund Schedule of Investments (continued)
June 30, 2016

COMMON STOCKS — 99.1% (continued)	Shares	Value
Consumer Staples — 11.4% (continued)
Food Products — 1.8%
Cal-Maine Foods, Inc.	2,900	$128,528

Household Products — 1.8%
Procter & Gamble Co. (The)	1,500	127,005

Energy — 5.7%
Oil, Gas & Consumable Fuels — 5.7%
Exxon Mobil Corp.	900	84,366
Kinder Morgan, Inc.	4,000	74,880
Marathon Petroleum Corp.	3,000	113,880
Phillips 66	1,600	126,944
		400,070
Financials — 1.8%
Insurance — 1.8%
Everest Re Group Ltd.	700	127,869

Health Care — 7.2%
Biotechnology — 1.9%
Amgen, Inc.	900	136,935

Health Care Equipment & Supplies — 2.1%
ResMed, Inc.	2,300	145,429

Health Care Providers & Services — 2.3%
Quest Diagnostics, Inc.	2,000	162,820

Pharmaceuticals — 0.9%
AstraZeneca plc - ADR	2,000	60,380

Industrials — 14.2%
Aerospace & Defense — 1.7%
Boeing Co. (The)	900	116,883

Airlines — 0.8%
Alaska Air Group, Inc.	1,000	58,290

Machinery — 5.8%
Briggs & Stratton Corp.	7,500	158,850
Cummins, Inc.	1,250	140,550

39

Hussman Strategic Dividend Value Fund Schedule of Investments (continued)
June 30, 2016

COMMON STOCKS — 99.1% (continued)	Shares	Value
Industrials — 14.2% (continued)
Machinery — 5.8% (continued)
Trinity Industries, Inc.	5,700	$105,849
		405,249
Professional Services — 1.9%
Robert Half International, Inc.	3,500	133,560

Trading Companies & Distributors — 4.0%
Fastenal Co.	2,900	128,731
MSC Industrial Direct Co., Inc. - Class A	2,100	148,176
		276,907
Information Technology — 21.5%
Communications Equipment — 1.8%
Cisco Systems, Inc.	4,400	126,236

Electronic Equipment, Instruments & Components — 5.3%
AVX Corp.	11,000	149,380
Corning, Inc.	6,000	122,880
MTS Systems Corp.	2,250	98,640
		370,900
IT Services — 2.1%
International Business Machines Corp.	950	144,191

Semiconductors & Semiconductor Equipment — 4.5%
Analog Devices, Inc.	1,300	73,632
Intel Corp.	4,500	147,600
Xilinx, Inc.	2,100	96,873
		318,105
Software — 4.6%
CA, Inc.	4,000	131,320
Microsoft Corp.	2,600	133,042
Oracle Corp.	1,500	61,395
		325,757
Technology Hardware, Storage & Peripherals — 3.2%
Apple, Inc.	1,500	143,400
Western Digital Corp.	1,700	80,342
		223,742
Materials — 5.2%
Chemicals — 3.5%
BASF SE - ADR	1,700	130,390
Mosaic Co. (The)	4,300	112,574
		242,964

40

Hussman Strategic Dividend Value Fund Schedule of Investments (continued)
June 30, 2016

COMMON STOCKS — 99.1% (continued)	Shares	Value
Materials — 5.2% (continued)
Paper & Forest Products — 1.7%
Domtar Corp.	3,500	$122,535

Total Common Stocks (Cost $7,191,227)		$6,947,037

PUT OPTION CONTRACTS — 0.3%	Contracts	Value
S&P 500 Index Option, 09/16/2016 at $1,300	25	$1,125
S&P 500 Index Option, 09/16/2016 at $1,970	7	17,710
Total Put Option Contracts (Cost $21,828)		$18,835

Total Investments at Value — 99.4% (Cost $7,213,055)		$6,965,872

MONEY MARKET FUNDS — 26.6%	Shares	Value
Federated U.S. Treasury Cash Reserves Fund - Institutional Shares, 0.17% (a)	424,712	$424,712
First American Treasury Obligations Fund - Class Y, 0.00% (a)	1,441,810	1,441,810
Total Money Market Funds (Cost $1,866,522)		$1,866,522

Total Investments and Money Market Funds at Value — 126.0%
(Cost $9,079,577)		$8,832,394

Written Call Option Contracts — (29.6%)		(2,073,650)

Other Assets in Excess of Liabilities — 3.6%		250,148

Net Assets — 100.0%		$7,008,892

ADR - American Depositary Receipt

(a)	The rate shown is the 7-day effective yield as of June 30, 2016.

See accompanying notes to financial statements.

41

Hussman Strategic Dividend Value Fund Schedule of Open Written Option Contracts
June 30, 2016

WRITTEN CALL OPTION CONTRACTS	Contracts	Value of Options	Premiums Received
S&P 500 Index Option,
09/16/2016 at $1,300	25	$1,972,500	$1,961,591
S&P 500 Index Option,
09/16/2016 at $1,970	7	101,150	111,291
Total Written Call Option Contracts		$2,073,650	$2,072,882

See accompanying notes to financial statements.

42

Hussman Investment Trust Statements of Assets and Liabilities
June 30, 2016

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
ASSETS
Investments in securities:
At acquisition cost	$546,922,553	$363,690,926
At value (Note 1)	$594,410,938	$380,930,639
Investments in money market funds	261,137,592	80,883,967
Cash	3,029	—
Dividends and interest receivable	276,486	836,043
Receivable for investment securities sold	10,564,418	—
Receivable for capital shares sold	96,432	1,322,876
Other assets	68,691	58,824
Total Assets	866,557,586	464,032,349

LIABILITIES
Dividends payable	—	12,437
Written call options, at value (Notes 1 and 4) (premiums received $286,149,139)	282,705,100	—
Payable for investment securities purchased	1,956,500	—
Payable for capital shares redeemed	800,461	199,484
Accrued investment advisory fees (Note 3)	403,742	163,441
Accrued Trustees fees	18,000	18,000
Payable to administrator (Note 3)	52,475	40,350
Other accrued expenses	118,029	95,156
Total Liabilities	286,054,307	528,868
NET ASSETS	$580,503,279	$463,503,481

Net assets consist of:
Paid-in capital	$2,560,480,794	$528,806,648
Undistributed net investment income	760,767	498,701
Accumulated net realized losses from security transactions and option contracts	(2,031,670,706)	(83,041,581)
Net unrealized appreciation (depreciation) on:
Investment securities	52,275,629	17,239,713
Option contracts	(1,343,205)	—
NET ASSETS	$580,503,279	$463,503,481

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	73,164,824	37,271,051

Net asset value, offering price and redemption price per share (a) (Note 1)	$7.93	$12.44

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.

See accompanying notes to financial statements.

43

Hussman Investment Trust Statements of Assets and Liabilities (continued)
June 30, 2016

	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
ASSETS
Investments in securities:
At acquisition cost	$29,212,066	$7,213,055
At value (Note 1)	$31,372,967	$6,965,872
Investments in money market funds	1,182,320	1,866,522
Cash	—	1,785
Dividends receivable	61,859	11,469
Reclaims receivable	166,787	—
Receivable for investment securities sold	—	227,882
Receivable from Adviser (Note 3)	—	33,571
Variation margin receivable (Notes 1 and 4)	1,197,104	—
Margin deposits for futures contracts (Notes 1 and 4)	3,750,000	—
Other assets	47,065	86,126
Total Assets	37,778,102	9,193,227

LIABILITIES
Dividends payable	—	194
Written call options, at value (Notes 1 and 4) (premiums received $2,072,882)	—	2,073,650
Payable for capital shares redeemed	—	504
Accrued investment advisory fees (Note 3)	16,134	—
Accrued Trustees fees	18,000	18,000
Payable to administrator (Note 3)	7,475	6,460
Other accrued expenses	91,295	85,527
Total Liabilities	132,904	2,184,335
NET ASSETS	$37,645,198	$7,008,892

Net assets consist of:
Paid-in capital	$50,065,930	$7,416,497
Undistributed (distributions in excess of) net investment income	(30,648)	6,061
Accumulated net realized losses from security transactions and option and futures contracts	(15,799,939)	(165,715)
Net unrealized appreciation (depreciation) on:
Investment securities	2,160,901	(244,190)
Option contracts	—	(3,761)
Futures contracts	1,263,591	—
Translation of assets and liabilities in foreign currencies	(14,637)	—
NET ASSETS	$37,645,198	$7,008,892

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	4,095,215	810,125

Net asset value, offering price and redemption price per share (a) (Note 1)	$9.19	$8.65

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.

See accompanying notes to financial statements.

44

Hussman Investment Trust Statements of Operations
For the Year Ended June 30, 2016

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
INVESTMENT INCOME
Dividends	$9,439,976	$569,703
Foreign withholding taxes on dividends	(46,124)	(55,900)
Interest	—	4,068,276
Total Income	9,393,852	4,582,079

EXPENSES
Investment advisory fees (Note 3)	5,944,491	2,186,556
Transfer agent, account maintenance and shareholder services fees (Note 3)	493,540	329,484
Administration fees (Note 3)	430,382	305,865
Professional fees	136,544	112,415
Custodian and bank service fees	123,531	48,437
Fund accounting fees (Note 3)	88,099	73,766
Insurance expense	72,806	45,056
Trustees’ fees and expenses (Note 3)	57,395	57,395
Postage and supplies	63,113	45,491
Printing of shareholder reports	50,696	29,870
Registration and filing fees	43,528	30,839
Compliance service fees (Note 3)	24,281	17,660
Other expenses	19,484	13,445
Total Expenses	7,547,890	3,296,279
Less fee reductions by the Adviser (Note 3)	(361,020)	(266,055)
Net Expenses	7,186,870	3,030,224

NET INVESTMENT INCOME	2,206,982	1,551,855

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION CONTRACTS
Net realized gains (losses) from:
Security transactions	(2,111,360)	24,029,717
Option contracts (Note 4)	(26,072,655)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(16,122,924)	14,878,203
Option contracts (Note 4)	(18,570,521)	—

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION CONTRACTS	(62,877,460)	38,907,920

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(60,670,478)	$40,459,775

See accompanying notes to financial statements.

45

Hussman Investment Trust Statements of Operations (continued)
For the Year Ended June 30, 2016

	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
INVESTMENT INCOME
Dividend income	$899,170	$234,827
Foreign withholding taxes on dividends	(128,066)	—
Total Income	771,104	234,827

EXPENSES
Investment advisory fees (Note 3)	375,315	71,626
Professional fees	120,131	105,163
Trustees' fees and expenses (Note 3)	57,395	57,395
Fund accounting fees (Note 3)	39,991	30,802
Custodian fees	50,085	9,317
Transfer agent, account maintenance and shareholder services fees (Note 3)	38,064	19,102
Administration fees (Note 3)	27,737	24,000
Registration and filing fees	24,314	23,150
Pricing fees	28,832	2,044
Postage and supplies	10,631	8,114
Printing of shareholder reports	9,287	7,470
Compliance service fees (Note 3)	5,688	4,742
Insurance expense	5,344	1,173
Other expenses	11,900	9,688
Total Expenses	804,714	373,786
Less fee reductions and expense reimbursements by the Adviser (Note 3)	(13,453)	(274,305)
Net Expenses	791,261	99,481

NET INVESTMENT INCOME (LOSS)	(20,157)	135,346

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION AND FUTURES CONTRACTS
Net realized gains (losses) from:
Security transactions	656,763	217,339
Option contracts (Note 4)	—	(194,613)
Futures contracts (Note 4)	1,893,430	—
Foreign currency transactions	(179,777)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(172,337)	(371,938)
Option contracts (Note 4)	—	(190,095)
Futures contracts (Note 4)	557,696	—
Foreign currency translation	31,157	—

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND OPTION AND FUTURES CONTRACTS	2,786,932	(539,307)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,766,775	$(403,961)

See accompanying notes to financial statements.

46

Hussman Strategic Growth Fund Statements of Changes in Net Assets

	Year Ended June 30, 2016	Year Ended June 30, 2015
FROM OPERATIONS
Net investment income	$2,206,982	$7,303,857
Net realized gains (losses) from:
Security transactions	(2,111,360)	166,850,771
Option contracts	(26,072,655)	(194,320,983)
Net change in unrealized appreciation (depreciation) on:
Investments	(16,122,924)	(131,786,088)
Option contracts	(18,570,521)	50,416,472
Net decrease in net assets resulting from operations	(60,670,478)	(101,535,971)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(3,386,901)	(6,533,912)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	158,308,547	158,445,482
Net asset value of shares issued in reinvestment of distributions to shareholders	3,100,300	5,639,367
Proceeds from redemption fees collected (Note 1)	213,465	56,369
Payments for shares redeemed	(273,965,571)	(436,472,719)
Net decrease in net assets from capital share transactions	(112,343,259)	(272,331,501)

TOTAL DECREASE IN NET ASSETS	(176,400,638)	(380,401,384)

NET ASSETS
Beginning of year	756,903,917	1,137,305,301
End of year	$580,503,279	$756,903,917

UNDISTRIBUTED NET INVESTMENT INCOME	$760,767	$1,950,524

CAPITAL SHARE ACTIVITY
Shares sold	18,483,873	17,310,616
Shares reinvested	379,010	627,992
Shares redeemed	(32,699,235)	(47,686,795)
Net decrease in shares outstanding	(13,836,352)	(29,748,187)
Shares outstanding at beginning of year	87,001,176	116,749,363
Shares outstanding at end of year	73,164,824	87,001,176

See accompanying notes to financial statements.

47

Hussman Strategic Total Return Fund Statements of Changes in Net Assets

	Year Ended June 30, 2016	Year Ended June 30, 2015
FROM OPERATIONS
Net investment income	$1,551,855	$2,069,469
Net realized gains from security transactions	24,029,717	2,280,859
Net change in unrealized appreciation (depreciation) on investments	14,878,203	(15,608,737)
Net increase (decrease) in net assets resulting from operations	40,459,775	(11,258,409)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,670,975)	(4,554,461)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	73,834,265	52,121,097
Net asset value of shares issued in reinvestment of distributions to shareholders	1,555,246	4,211,476
Proceeds from redemption fees collected (Note 1)	8,998	16,624
Payments for shares redeemed	(135,698,684)	(178,015,627)
Net decrease in net assets from capital share transactions	(60,300,175)	(121,666,430)

TOTAL DECREASE IN NET ASSETS	(21,511,375)	(137,479,300)

NET ASSETS
Beginning of year	485,014,856	622,494,156
End of year	$463,503,481	$485,014,856

UNDISTRIBUTED NET INVESTMENT INCOME	$498,701	$129,176

CAPITAL SHARE ACTIVITY
Shares sold	6,333,875	4,540,876
Shares reinvested	136,920	373,624
Shares redeemed	(12,064,293)	(15,594,583)
Net decrease in shares outstanding	(5,593,498)	(10,680,083)
Shares outstanding at beginning of year	42,864,549	53,544,632
Shares outstanding at end of year	37,271,051	42,864,549

See accompanying notes to financial statements.

48

Hussman Strategic International Fund Statements of Changes in Net Assets

	Year Ended June 30, 2016	Year Ended June 30, 2015
FROM OPERATIONS
Net investment income (loss)	$(20,157)	$723,171
Net realized gains (losses) from:
Security transactions	656,763	5,020,756
Option contracts	—	(1,536,758)
Futures contracts	1,893,430	(3,526,530)
Foreign currency transactions	(179,777)	(1,781,670)
Net change in unrealized appreciation (depreciation) on:
Investments	(172,337)	(12,079,697)
Option contracts	—	337,678
Futures contracts	557,696	384,882
Foreign currency translation	31,157	(133,746)
Net increase (decrease) in net assets resulting from operations	2,766,775	(12,591,914)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(759,883)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,455,493	9,974,200
Net asset value of shares issued in reinvestment of distributions to shareholders	—	743,175
Proceeds from redemption fees collected (Note 1)	1,662	2,981
Payments for shares redeemed	(8,904,199)	(60,013,086)
Net decrease in net assets from capital share transactions	(7,447,044)	(49,292,730)

TOTAL DECREASE IN NET ASSETS	(4,680,269)	(62,644,527)

NET ASSETS
Beginning of year	42,325,467	104,969,994
End of year	$37,645,198	$42,325,467

ACCUMULATED NET INVESTMENT LOSS	$(30,648)	$(1,059,016)

CAPITAL SHARE ACTIVITY
Shares sold	164,741	1,093,078
Shares reinvested	—	83,036
Shares redeemed	(1,008,059)	(6,840,918)
Net decrease in shares outstanding	(843,318)	(5,664,804)
Shares outstanding at beginning of year	4,938,533	10,603,337
Shares outstanding at end of year	4,095,215	4,938,533

See accompanying notes to financial statements.

49

Hussman Strategic Dividend Value Fund Statements of Changes in Net Assets

	Year Ended June 30, 2016	Year Ended June 30, 2015
FROM OPERATIONS
Net investment income	$135,346	$162,310
Net realized gains (losses) from:
Security transactions	217,339	314,652
Option contracts	(194,613)	(522,301)
Net change in unrealized appreciation (depreciation) on:
Investments	(371,938)	(528,671)
Option contracts	(190,095)	281,679
Net decrease in net assets resulting from operations	(403,961)	(292,331)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(128,065)	(173,683)
From net realized gains	(75,053)	(762,828)
Decrease in net assets from distributions to shareholders	(203,118)	(936,511)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	866,308	2,183,762
Net asset value of shares issued in reinvestment of distributions to shareholders	195,450	899,270
Proceeds from redemption fees collected (Note 1)	—	450
Payments for shares redeemed	(2,315,266)	(3,784,194)
Net decrease in net assets from capital share transactions	(1,253,508)	(700,712)

TOTAL DECREASE IN NET ASSETS	(1,860,587)	(1,929,554)

NET ASSETS
Beginning of year	8,869,479	10,799,033
End of year	$7,008,892	$8,869,479

UNDISTRIBUTED (DISTRIBUTIONS IN EXCESS OF) NET INVESTMENT INCOME	$6,061	$(1,989)

CAPITAL SHARE ACTIVITY
Shares sold	97,090	226,220
Shares reinvested	22,246	93,872
Shares redeemed	(262,508)	(383,398)
Net decrease in shares outstanding	(143,172)	(63,306)
Shares outstanding at beginning of year	953,297	1,016,603
Shares outstanding at end of year	810,125	953,297

See accompanying notes to financial statements.

50

Hussman Strategic Growth Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2016		Year Ended June 30, 2015		Year Ended June 30, 2014		Year Ended June 30, 2013		Year Ended June 30, 2012
Net asset value at beginning of year	$8.70		$9.74		$10.49		$11.49		$12.28

Income (loss) from investment operations:
Net investment income	0.03		0.08		0.08		0.15		0.08
Net realized and unrealized losses on investments and option contracts	(0.75)		(1.05)		(0.72)		(1.00)		(0.81)
Total from investment operations	(0.72)		(0.97)		(0.64)		(0.85)		(0.73)

Less distributions:
Dividends from net investment income	(0.05)		(0.07)		(0.11)		(0.15)		(0.06)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00 (a)

Net asset value at end of year	$7.93		$8.70		$9.74		$10.49		$11.49

Total return (b)	(8.34%)		(9.99%)		(6.11%)		(7.41%)		(5.97%)

Net assets at end of year (000’s)	$580,503		$756,904		$1,137,305		$2,038,923		$4,936,808

Ratio of net expenses to average net assets	1.09	%(c)	1.07	%(c)	1.07	%(c)	1.08	%(c)	1.05%

Ratio of net investment income to average net assets	0.34%		0.79%		0.43%		1.08%		0.66%

Portfolio turnover rate	161%		107%		141%		125%		72%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)

Absent investment advisory fee reductions by the Adviser, the ratios of expenses to average net assets would have been 1.15%, 1.12%, 1.12% and 1.09% for the years ended June 30, 2016, 2015, 2014 and 2013, respectively (Note 3).

See accompanying notes to financial statements.

51

Hussman Strategic Total Return Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2016		Year Ended June 30, 2015		Year Ended June 30, 2014		Year Ended June 30, 2013		Year Ended June 30, 2012
Net asset value at beginning of year	$11.32		$11.63		$11.09		$12.38		$12.19

Income (loss) from investment operations:
Net investment income	0.04		0.05		0.16		0.10		0.07
Net realized and unrealized gains (losses) on investments and foreign currencies	1.13		(0.27)		0.52		(1.03)		0.43
Total from investment operations	1.17		(0.22)		0.68		(0.93)		0.50

Less distributions:
Dividends from net investment income	(0.05)		(0.09)		(0.14)		(0.09)		(0.07)
Distributions from net realized gains	—		—		—		(0.27)		(0.24)
Total distributions	(0.05)		(0.09)		(0.14)		(0.36)		(0.31)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00	(a)	0.00	(a)	0.00	(a)	0.00 (a)

Net asset value at end of year	$12.44		$11.32		$11.63		$11.09		$12.38

Total return (b)	10.33%		(1.86%)		6.19%		(7.71%)		4.14%

Net assets at end of year (000’s)	$463,503		$485,015		$622,494		$1,199,224		$2,621,065

Ratio of net expenses to average net assets	0.69	%(c)	0.66	%(c)	0.63	%(c)	0.64	%(c)	0.63%

Ratio of net investment income to average net assets	0.36%		0.38%		1.26%		0.62%		0.57%

Portfolio turnover rate	129%		196%		216%		114%		78%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)

Absent investment advisory fee reductions by the Adviser, the ratios of expenses to average net assets would have been 0.75%, 0.73%, 0.72% and 0.65% for the years ended June 30, 2016, 2015, 2014 and 2013, respectively (Note 3).

See accompanying notes to financial statements.

52

Hussman Strategic International Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2016		Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Year Ended June 30, 2012
Net asset value at beginning of year	$8.57		$9.90	$9.74	$9.68	$10.54

Income (loss) from investment operations:
Net investment income (loss)	(0.05)		0.17	0.05	0.07	0.00 (a)
Net realized and unrealized gains (losses) on investments and option and futures contracts	0.67		(1.41)	0.18	(0.01)	(0.65)
Total from investment operations	0.62		(1.24)	0.23	0.06	(0.65)

Less distributions:
Dividends from net investment income	—		(0.09)	(0.07)	—	(0.05)
Distributions from net realized gains	—		—	—	—	(0.16)
Total distributions	—		(0.09)	(0.07)	—	(0.21)

Proceeds from redemption fees collected (Note 1)	0.00	(a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$9.19		$8.57	$9.90	$9.74	$9.68

Total return (b)	7.23%		(12.56%)	2.36%	0.62%	(6.14%)

Net assets at end of year (000's)	$37,645		$42,325	$104,970	$88,300	$87,720

Ratio of net expenses to average net assets	2.00	%(c)	1.61%	1.48%	1.60%	1.93%

Ratio of net investment income (loss) to average net assets	(0.05%)		0.98%	0.68%	0.69%	0.24%

Portfolio turnover rate	107%		62%	59%	58%	51%

(a)	Amount rounds to less than $0.01 per share.

(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Absent investment advisory fee reductions by the Adviser, the ratio of expenses to average net assets would have been 2.03% for the year ended June 30, 2016 (Note 3).

See accompanying notes to financial statements.

53

Hussman Strategic Dividend Value Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014	Year Ended June 30, 2013	Period Ended June 30, 2012(a)
Net asset value at beginning of period	$9.30	$10.62	$10.43	$9.92	$10.00

Income (loss) from investment operations:
Net investment income	0.15	0.17	0.13	0.03	0.04
Net realized and unrealized gains (losses) on investments and option contracts	(0.57)	(0.46)	0.18	0.51	(0.08)
Total from investment operations	(0.42)	(0.29)	0.31	0.54	(0.04)

Less distributions:
Dividends from net investment income	(0.15)	(0.18)	(0.12)	(0.03)	(0.04)
Distributions from net realized gains	(0.08)	(0.85)	—	—	—
Total distributions	(0.23)	(1.03)	(0.12)	(0.03)	(0.04)

Proceeds from redemption fees collected (Note 1)	—	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)

Net asset value at end of period	$8.65	$9.30	$10.62	$10.43	$9.92

Total return (c)	(4.60%)	(2.83%)	2.96%	5.42%	(0.41%	)(d)

Net assets at end of period (000's)	$7,009	$8,869	$10,799	$32,534	$4,998

Ratio of net expenses to average net assets (e)	1.25%	1.25%	1.25%	1.25%	1.25	%(f)

Ratio of net investment income to average net assets	1.70%	1.70%	0.86%	0.25%	1.01	%(f)

Portfolio turnover rate	118%	106%	100%	57%	11	%(d)

(a)	Represents the period from the commencement of operations (February 6, 2012) through June 30, 2012.

(b)	Amount rounds to less than $0.01 per share.

(c)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Not annualized.

(e)

Absent investment advisory fee reductions and expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 4.71%, 3.99%, 2.09%, 2.85% and 7.04%(f) for the periods ended June 30, 2016, 2015, 2014, 2013 and 2012, respectively (Note 3).

(f)	Annualized.

See accompanying notes to financial statements.

54

Hussman Investment Trust Notes to Financial Statements
June 30, 2016

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund (each, a “Fund,” and collectively, the “Funds”) are diversified, separate series of Hussman Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940 as an open-end management investment company. Each Fund is authorized to issue an unlimited number of shares. Hussman Strategic Growth Fund commenced operations on July 24, 2000. Hussman Strategic Total Return Fund commenced operations on September 12, 2002. Hussman Strategic International Fund commenced operations on December 31, 2009. Hussman Strategic Dividend Value Fund commenced operations on February 6, 2012.

Hussman Strategic Growth Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic Total Return Fund’s investment objective is to provide long-term total return from income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic International Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. The Fund invests primarily in equity securities of non-U.S. issuers.

Hussman Strategic Dividend Value Fund’s investment objective is to provide total return through a combination of dividend income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). As an investment company, as defined in Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2013-08, each Fund follows accounting and reporting guidance under FASB Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

Securities, Options and Futures Valuation — The Funds’ portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges, other than options, are valued on the basis of their last sale prices on the exchanges on which they are

55

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2016

primarily traded. However, if the last sale price on the NYSE is different than the last sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities which are quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there are no sales on that day, at the mean of the closing bid and ask prices. Securities traded on a foreign stock exchange are valued based upon the closing price on the principal exchange where the security is traded; however, on days when the value of securities traded on foreign stock exchanges may be materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets or exchanges on which such securities are traded, such securities will be valued at their fair value as determined by an independent pricing service approved by the Board of Trustees where such value is believed to reflect the market values of such securities as of the time of computation of net asset values of the Funds. As a result, the prices of foreign securities used to calculate a Fund’s net asset value may differ from quoted or published prices for these securities. Values of foreign securities are translated from the local currency into U.S. dollars using currency exchange rates supplied by an independent pricing quotation service.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by Hussman Strategic Advisors, Inc. (the “Adviser”) to most closely reflect market value as of the time of computation of net asset value. As of June 30, 2016, all options held by Hussman Strategic Growth Fund and Hussman Strategic Dividend Value Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale price as of the close of regular trading on the NYSE or, if not available, at the mean of the bid and ask prices.

Fixed income securities not traded or dealt in upon any securities exchange, but for which over-the-counter market quotations are readily available, generally are valued at the mean of their closing bid and ask prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service.

Investments representing shares of other investment companies are valued at their net asset value as reported by such companies.

56

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2016

In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and other financial instruments will be valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the value of each of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among market makers.

●

Level 3 – model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Option contracts purchased or written by Hussman Strategic Growth Fund and Hussman Strategic Dividend Value Fund are classified as Level 2 since they are valued using “other significant observable inputs” at prices between the closing bid and ask prices determined by the Adviser to most closely reflect market value. U.S. Treasury obligations held by Hussman Strategic Total Return Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs” including bid and ask quotations, prices of similar securities and interest rates, among other factors. Non-U.S. equity securities actively traded in foreign markets held by Hussman Strategic International Fund may be classified as Level 2 despite the availability of closing prices because such securities

57

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2016

are frequently valued at their fair value as determined by an independent pricing service. The Board of Trustees has authorized Hussman Strategic International Fund to retain an independent pricing service to determine the fair value of its foreign portfolio securities when the value of such securities may be materially affected by events occurring before Hussman Strategic International Fund’s pricing time but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be: country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report, merger announcement); or U.S. markets-specific (such as a significant movement in the U.S. markets that is deemed likely to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. The frequency of use of these procedures will depend on market events and thus cannot be predicted and the procedures may be utilized to a significant extent. Determining the fair value of portfolio securities involves reliance on judgment and a security’s fair value may differ depending on the method used for determining value. There can be no assurance that Hussman Strategic International Fund could purchase or sell a portfolio security at the price of such security used in calculating the Fund’s net asset value. Because of the inherent uncertainty in fair valuations and the various factors considered in determining fair value, there can be significant deviations between a fair value at which a portfolio security is being carried and the price at which it can be sold. Moreover, to the extent Hussman Strategic International Fund has significant holdings of foreign securities, fair valuation may be used more frequently than for the other Funds.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the value of a particular security may fall into more than one level of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

58

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2016

The following is a summary of the inputs used to value each Fund’s investments and other financial instruments as of June 30, 2016 by security type:

Hussman Strategic Growth Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$587,135,638	$—	$—	$587,135,638
Put Option Contracts	—	7,275,300	—	7,275,300
Money Market Funds	261,137,592	—	—	261,137,592
Total Investments in Securities and Money Market Funds	$848,273,230	$7,275,300	$—	$855,548,530

Other Financial Instruments:
Written Call Option Contracts	$—	$(282,705,100)	$—	$(282,705,100)
Total Other Financial Instruments	$—	$(282,705,100)	$—	$(282,705,100)

Hussman Strategic Total Return Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$45,981,256	$—	$—	$45,981,256
U.S. Treasury Obligations	—	319,296,268	—	319,296,268
Exchange-Traded Funds	15,653,115	—	—	15,653,115
Money Market Funds	80,883,967	—	—	80,883,967
Total Investments in Securities and Money Market Funds	$142,518,338	$319,296,268	$—	$461,814,606

Hussman Strategic International Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$5,332,164	$26,040,803	$—	$31,372,967
Money Market Funds	1,182,320	—	—	1,182,320
Total Investments in Securities and Money Market Funds	$6,514,484	$26,040,803	$—	$32,555,287

Other Financial Instruments:
Futures Contracts Sold Short	$1,263,591	$—	$—	$1,263,591
Total Other Financial Instruments	$1,263,591	$—	$—	$1,263,591

59

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2016

Hussman Strategic Dividend Value Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$6,947,037	$—	$—	$6,947,037
Put Option Contracts	—	18,835	—	18,835
Money Market Funds	1,866,522	—	—	1,866,522
Total Investments in Securities and Money Market Funds	$8,813,559	$18,835	$—	$8,832,394

Other Financial Instruments:
Written Call Option Contracts	$—	$(2,073,650)	$—	$(2,073,650)
Total Other Financial Instruments	$—	$(2,073,650)	$—	$(2,073,650)

Each Fund’s Schedule of Investments identifies the specific securities (by type of security and industry type or geographical region) that comprise that Fund’s holdings within the Level 1 and Level 2 categories shown in the tables above. As of June 30, 2016, Hussman Strategic Growth Fund, Hussman Total Return Fund and Hussman Strategic Dividend Value Fund did not have any transfers into or out of any Level. Transfers that occurred between Levels 1 and 2 on June 30, 2016 for Hussman Strategic International Fund due to implementation of systematic fair value procedures are as follows:

	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1
Common Stocks	$487,932	$—

In addition, the Funds did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) as of June 30, 2016. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

Futures Contracts and Option Transactions — Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund may purchase and write call and put options on broad-based stock indices and may also purchase and write call and put option contracts on individual securities. Each of the Funds may use financial futures contracts and related option contracts to hedge against changes in the market value of its portfolio securities. Hussman Strategic Total Return Fund and Hussman Strategic International Fund may also purchase foreign currency options to manage the Funds’ exposure to foreign currencies, and Hussman Strategic Total Return Fund may purchase interest rate futures contracts

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2016

to protect against a decline in the value of its portfolio resulting from rising interest rates. Hussman Strategic International Fund may enter into forward foreign currency contracts to hedge against the adverse impact of changes in foreign exchange rates on the U.S. dollar value of its investments or the prices at which it effect transactions in foreign securities.

Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund may each use futures and option contracts on stock indices for the purpose of seeking to reduce the market risk that would otherwise be associated with the securities in which it invests. For example, these Funds may sell a stock index futures contract to hedge the risk of a general market or market sector decline that might adversely affect prices of the Funds’ portfolio securities. To the extent there is a correlation between a Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce the Fund’s exposure to general market risk.

When a Fund writes an index option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability in the Fund’s Statement of Assets and Liabilities and is subsequently marked-to market daily. If an index option written by the Fund expires unexercised on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain or a loss depending on whether the cost of a closing purchase transaction is less than or exceeds the net premium received when the option was sold and the liability related to such option will be eliminated. If an index option written by the Fund is exercised, the Fund will be required to pay the difference between the closing index value and the exercise price of the option. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

When a Fund purchases or sells a stock index futures contract, no price is paid to or received by the Fund upon the purchase or sale of the futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities currently ranging from 2% to 11% of the contract amount. This is called “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying stock index. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. If general market movements are not as expected, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. In addition to the possibility that there may be an imperfect correlation or no correlation at all between the movements in the stock index futures and the portion of the portfolio being hedged, the price of the stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2016

Foreign Currency Translation — Amounts and securities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. on the respective date of such transactions.

C.

The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from: (1) purchases and sales of foreign currencies; (2) currency gains or losses realized between the trade and settlement dates on securities transactions; and (3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share Valuation and Redemption Fees — The net asset value per share of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The net asset value per share of each Fund is calculated by dividing the total value of the Fund’s assets, less its liabilities, by the number of its shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share. However, a redemption fee of 1.5%, payable to the applicable Fund, generally will apply to shares that are redeemed 60 days or less from the date of purchase. During the years ended June 30, 2016 and June 30, 2015, proceeds from redemption fees, recorded in capital, totaled: $213,465 and $56,369, respectively, for Hussman Strategic Growth Fund; $8,998 and $16,624, respectively, for Hussman Strategic Total Return Fund; $1,662 and $2,981, respectively, for Hussman Strategic International Fund; and $0 and $450, respectively, for Hussman Strategic Dividend Value Fund.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2016

Investment Income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the effective interest method. Withholding taxes on foreign dividends have been recorded in accordance with the Funds’ understanding of the appropriate country’s rules and tax rates.

Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Growth Fund and Hussman Strategic International Fund and are declared and paid quarterly to shareholders of Hussman Strategic Total Return Fund and Hussman Strategic Dividend Value Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are generally distributed annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses on option and futures transactions, losses deferred due to wash sales and treatment of foreign currency transactions. The tax character of distributions paid by each Fund during the years ended June 30, 2016 and June 30, 2015 was as follows:

	Year Ended	Ordinary Income	Long-Term Capital Gains	Total Distributions
Hussman Strategic Growth Fund	6/30/16	$3,386,901	$—	$3,386,901
	6/30/15	$6,533,912	$—	$6,533,912
Hussman Strategic Total Return Fund	6/30/16	$1,670,975	$—	$1,670,975
	6/30/15	$4,554,461	$—	$4,554,461
Hussman Strategic International Fund	6/30/16	$—	$—	$—
	6/30/15	$759,883	$—	$759,883
Hussman Strategic Dividend Value Fund	6/30/16	$128,065	$75,053	$203,118
	6/30/15	$936,511	$—	$936,511

Securities Transactions — Securities transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on securities sold are determined on a specific identification basis.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2016

Common Expenses — Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on relative net assets of each Fund or based on the nature of the expense and its relative applicability to each Fund.

Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Federal Income Tax — Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company“ under Subchapter M of the Internal Revenue Code of 1986 (the “Code”). By so qualifying, a Fund will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of accumulated earnings (deficit) at June 30, 2016 was as follows:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
Net unrealized appreciation (depreciation)	$52,266,648	$15,765,319	$2,146,264	$(244,190)
Undistributed ordinary income	760,767	508,371	—	6,255
Capital loss carryforwards	(2,033,004,750)	(81,567,186)	(14,536,348)	(169,476)
Late-year ordinary losses	—	—	(30,648)	—
Other temporary differences	—	(12,437)	—	(194)
Total accumulated deficit	$(1,979,977,515)	$(65,305,933)	$(12,420,732)	$(407,605)

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2016

The following information is based upon the federal income tax cost of investment securities as of June 30, 2016:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
Cost of investments and money market funds	$803,282,065	$446,046,519	$30,394,387	$9,076,584
Gross unrealized appreciation	$74,698,595	$16,433,718	$3,561,581	$357,034
Gross unrealized depreciation	(22,432,130)	(665,631)	(1,400,680)	(601,224)
Net unrealized appreciation (depreciation)	$52,266,465	$15,768,087	$2,160,901	$(244,190)

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for each Fund is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales and adjustments to basis on publicly traded partnerships.

During the year ended June 30, 2016, Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund utilized $37,591,707, $21,898,047 and $3,107,889 respectively, of capital loss carryforwards to offset current year gains.

As of June 30, 2016, the Funds had the following capital loss carryforwards (“CLCFs”) for federal income tax purposes:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
Expires June 30, 2018 – short-term	$375,427,325	$—	$—	$—
Expires June 30, 2019 – short-term	824,973,031	—	—	—
No expiration – short-term	669,962,059	62,908,305	14,536,348	169,476
No expiration – long-term	162,642,335	18,658,881	—	—
	$2,033,004,750	$81,567,186	$14,536,348	169,476

These CLCFs may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2016

Given the current net assets of Hussman Strategic Growth Fund, it is highly uncertain that the Fund will be able to fully utilize a significant portion of its CLCFs prior to their expiration. Such CLCFs cannot be utilized prior to the utilization of new CLCFs created after December 31, 2010, which have no expiration date.

Net qualified late year ordinary losses represent ordinary losses incurred after December 31, 2015. These losses are deemed to arise on the first day of the Fund’s next taxable year. For the year ended June 30, 2016, Hussman Strategic International Fund intends to defer $30,648 of late year ordinary losses to July 1, 2016 for federal income tax purposes.

For the year ended June 30, 2016, the following reclassifications were made as a result of permanent differences between the financial statement and income tax reporting requirements:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Dividend Value Fund
Undistributed (distributions in excess of) net investment income	$(9,838)	$488,645	$1,048,525	$769
Accumulated net realized losses from security transactions and option and futures contracts	$9,838	$(488,612)	$179,777	$(769)
Paid-in-capital	$—	$(33)	$(1,228,302)	$—

Such reclassifications have no effect on each Fund’s total net assets or its net asset value per share.

Each Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended June 30, 2013 through June 30, 2016) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

2. INVESTMENT TRANSACTIONS

During the year ended June 30, 2016, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to: $1,070,254,720 and $1,226,828,780,

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2016

respectively, for Hussman Strategic Growth Fund; $195,551,603 and $256,075,244, respectively, for Hussman Strategic Total Return Fund; $33,751,522 and $32,204,027, respectively, for Hussman Strategic International Fund; and $8,932,694 and $7,600,313, respectively, for Hussman Strategic Dividend Value Fund.

3. TRANSACTIONS WITH AFFILIATES

Advisory Agreement

Under the terms of an Advisory Agreement between the Trust and the Adviser, Hussman Strategic Growth Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.90% of the first $2 billion of the Fund’s average daily net assets; 0.85% of the next $3 billion of such assets; and 0.80% of such assets over $5 billion, less any fee reductions. (Prior to November 1, 2015, Hussman Strategic Growth Fund paid the Adviser a fee at annual rates of 0.90% of the first $5 billion of its average daily net assets and 0.85% of such assets over $5 billion, less any fee reductions.) Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.50% of the first $1 billion of the Fund’s average daily net assets; 0.45% of the next $1.5 billion of such assets; and 0.40% of such assets over $2.5 billion, less any fee reductions. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic International Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.95% of the first $2 billion of the Fund’s average daily net assets; 0.90% of the next $3 billion of such assets; and 0.85% of such assets over $5 billion, less any fee reductions. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Dividend Value Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.90% of the first $2 billion of the Fund’s average daily net assets; 0.85% of the next $3 billion of such assets; and 0.80% of such assets over $5 billion, less any fee reductions.

The Adviser has contractually agreed to reduce its advisory fees and/or to absorb operating expenses to the extent necessary so that ordinary operating expenses of each of Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund do not exceed annually an amount equal to 1.10%, 0.70%, 2.00% and 1.25%, respectively, of such Fund’s average daily net assets. These Expense Limitation Agreements remain in effect until at least November 1, 2016. Prior to November 1, 2015, the expense limit was 1.07% of average daily net assets with respect to Hussman Strategic Growth

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2016

Fund and the expense limit was 0.68% of average daily net assets with respect to Hussman Strategic Total Return Fund. During the year ended June 30, 2016, the Adviser reduced its advisory fees and/or reimbursed expenses in the amount of $361,020, $266,055, $13,453 and $274,305 with respect to Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund, respectively.

Any fee reductions or expense reimbursements by the Adviser are subject to repayment by the Funds provided that such repayment does not result in Hussman Strategic Growth Fund’s, Hussman Strategic Total Return Fund’s, Hussman Strategic International Fund’s or Hussman Strategic Dividend Value Fund’s annual ordinary operating expenses exceeding an amount equal to 1.07%, 0.63%, 2.00% and 1.25%, respectively, of such Fund’s average daily net assets, and provided further that the fee reductions or expenses which are the subject of the repayment were waived or incurred (as applicable) within three years of such repayment. As of June 30, 2016, the amount of fee reductions and expense reimbursements available for recovery by the Adviser from Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund is $1,451,028, $1,380,724, $13,453 and $771,735, respectively. The portion of these amounts that the Adviser may recover expire as of the following dates:

	June 30, 2017	June 30, 2018	June 30, 2019
Hussman Strategic Growth Fund	$666,017	$423,991	$361,020
Hussman Strategic Total Return Fund	$733,334	$381,335	$266,055
Hussman Strategic International Fund	$—	$—	$13,453
Hussman Strategic Dividend Value Fund	$236,279	$261,151	$274,305

Certain officers of the Trust are also officers of the Adviser.

Other Service Providers

Ultimus Fund Solutions, LLC (“Ultimus”) provides fund administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay Ultimus fees for its services in accordance with various servicing agreements. In addition, the Funds pay certain out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds. The Distributor is a wholly-owned subsidiary of Ultimus.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2016

For shareholder accounts held through financial intermediaries, the Funds may, in some cases, compensate these intermediaries for providing certain account maintenance and shareholder services. During the year ended June 30, 2016, Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund paid $337,891, $248,105, $20,065 and $1,102, respectively, to financial intermediaries for such services. These amounts are included in transfer agent, account maintenance and shareholder services fees on the Statements of Operations.

Trustee Compensation

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Trust for their services. Each Trustee who is not an affiliated person of the Adviser or Ultimus receives from the Trust an annual retainer of $60,000, payable quarterly; a fee of $10,000 for attendance at each in-person meeting of the Board of Trustees (except that such fee is $15,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephone meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board; a fee of $1,500 for participation in each informal telephone monthly conference call of the Board; plus reimbursement of travel and other expenses incurred in attending meetings.

4. DERIVATIVES TRANSACTIONS

Transactions in option contracts written by Hussman Strategic Growth Fund and Hussman Strategic Dividend Value Fund during the year ended June 30, 2016 were as follows:

Hussman Strategic Growth Fund

	Option Contracts	Option Premiums
Options outstanding at beginning of year	3,950	$380,989,467
Options written	15,950	1,352,241,730
Options cancelled in a closing purchase transaction	(16,650)	(1,447,082,058)
Options outstanding at end of year	3,250	$286,149,139

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2016

Hussman Strategic Dividend Value Fund

	Option Contracts	Option Premiums
Options outstanding at beginning of year	39	$3,127,448
Options written	168	10,417,992
Options cancelled in a closing purchase transaction	(175)	(11,472,558)
Options outstanding at end of year	32	$2,072,882

The locations in the Statements of Assets and Liabilities of the derivative positions of Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund are as follows:

Hussman Strategic Growth Fund

		Fair Value
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Average Monthly Notional Amount During Year Ended June 30, 2016
Index put options purchased	Investments in securities at value	$7,275,300	$—	$653,552,067
Index call options written	Written call options, at value	—	(282,705,100)	$(653,552,067)

Hussman Strategic International Fund

		Fair Value
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Average Monthly Notional Amount During Year Ended June 30, 2016
Futures contracts sold short	Variation margin receivable	$1,197,104	—	$(29,393,503)

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2016

Hussman Strategic Dividend Value Fund

		Fair Value
Type of Derivative	Location	Asset Derivatives	Liability Derivatives	Average Monthly Notional Amount During Year Ended June 30, 2016
Index put options purchased	Investments in securities at value	$18,835	$—	$7,372,858
Index call options written	Written call options, at value	—	(2,073,650)	(7,372,858)

Realized and unrealized gains and losses associated with transactions in derivative instruments for Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund during the year ended June 30, 2016 are recorded in the following locations in the Statements of Operations:

Hussman Strategic Growth Fund

Type of Derivative	Location	Net Realized Gains (Losses)	Location	Net Change in Unrealized Gains (Losses)
Index put options purchased	Net realized gains (losses) from option contracts	$(13,265,992)	Net change in unrealized appreciation (depreciation) on option contracts	$(8,230,492)
Index call options purchased	Net realized gains (losses) from option contracts	(191,575)	Net change in unrealized appreciation (depreciation) on option contracts	—
Index call options written	Net realized gains (losses) from option contracts	(12,615,088)	Net change in unrealized appreciation (depreciation) on option contracts	(10,340,029)

Hussman Strategic International Fund

Type of Derivative	Location	Net Realized Gains (Losses)	Location	Net Change in Unrealized Gains (Losses)
Futures contracts sold short	Net realized gains (losses) from futures contracts	$1,893,430	Net change in unrealized appreciation (depreciation) on futures contracts	$557,696

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2016

Hussman Strategic Dividend Value Fund

Type of Derivative	Location	Realized Gains (Losses)	Location	Change in Unrealized Gains (Losses)
Index put options purchased	Net realized gains (losses) from option contracts	$(56,732)	Net change in unrealized appreciation (depreciation) on option contracts	$(2,791)
Index call options written	Net realized gains (losses) from option contracts	(137,881)	Net change in unrealized appreciation (depreciation) on option contracts	(187,304)

Hussman Strategic Total Return Fund had no transactions in derivative instruments during the year ended June 30, 2016.

In the ordinary course of business, Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset the exposure it has on any transaction with a specific counterparty with any collateral it has received or delivered in connection with other transactions with that counterparty. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. The offsetting of financial assets and derivatives assets as of June 30, 2016 is as follows:

Hussman Strategic International Fund

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Assets Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Variation margin receivable - futures contracts	$1,197,104	$—	$1,197,104	$—	$1,197,104
Total subject to a master netting or similar arrangement	$1,197,104	$—	$1,197,104	$—	$1,197,104

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2016

The offsetting of financial liabilities and derivative liabilities as of June 30, 2016 is as follows:

Hussman Strategic Growth Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Written options at market value	$282,705,100	$—	$282,705,100	$—	$282,705,100
Total subject to a master netting or similar arrangement	$282,705,100	$—	$282,705,100	$—	$282,705,100

Hussman Strategic Dividend Value Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Written options at market value	$2,073,650	$—	$2,073,650	$—	$2,073,650
Total subject to a master netting or similar arrangement	$2,073,650	$—	$2,073,650	$—	$2,073,650

5. CERTAIN INVESTMENTS AND RISKS

The securities in which the Funds invest, as well as the risks associated with these securities and with the investment programs of the Funds, are described in the Funds’ Prospectuses. Among these risks are those associated with investments in derivative instruments, investments in shares of money market funds, concentration of investments within a particular business sector and, in the case of Hussman Strategic International Fund, investments in foreign securities.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2016

Risks of Derivative Instruments — The purchase and sale of derivative instruments, including options and futures contracts, and other derivative transactions involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing each Fund’s portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the Adviser is not successful in employing such instruments in managing a Fund’s investments or in anticipating general market movements, the Fund’s performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments held by the Funds and the options, futures or other derivative instruments used to hedge those investments. It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options, futures or other markets. In addition, a Fund will pay commissions and other costs in connection with its transactions in such instruments, which may increase its expenses and reduce its investment performance.

Investments in Money Market Funds — In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, each Fund may invest a significant portion of its assets in shares of one or more money market funds. As of June 30, 2016, Hussman Strategic Growth Fund and Hussman Strategic Dividend Value Fund had 45.0% and 26.6%, respectively, of the value of their net assets invested in shares of money market funds registered under the Investment Company Act of 1940, including 31.5% and 20.6%, respectively, of the value of their net assets invested in shares of a single money market fund. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While significant investor losses in money market funds have been rare, they are possible. In addition, the Funds incur additional indirect expenses due to acquired fund fees and other costs to the extent they invest in shares of money market funds.

Sector Risk — If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. This may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2016

of a Fund’s portfolio could be adversely affected. As of June 30, 2016, Hussman Strategic Dividend Value Fund had 32.1% of the value of its net assets invested in stocks within the Consumer Discretionary sector.

Foreign Investment Risk — Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risks. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or increase losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on security prices and impair an investor’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair an issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk of such debt. The value of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and may be subject to different reporting standards or regulatory requirements than those applicable to U.S. companies.

As of June 30, 2016, investments by Hussman Strategic International Fund in issuers in the United Kingdom represented approximately 13% of the Fund’s equity holdings and investments by the Fund in issuers in countries within the European Union (the “EU”) (including the United Kingdom) represented approximately 44% of the Fund’s equity holdings. Voters in the United Kingdom, in a referendum conducted on June 23, 2016, opted to leave the EU. If, as expected, the United Kingdom triggers the withdrawal procedures of Article 50 of the Treaty of Lisbon, there will be a period of two years (or longer) during which the terms of the United Kingdom’s exit from the EU will be negotiated. As a consequence of this vote and the withdrawal process, there may be an extended period of political and economic uncertainty and market volatility in the United Kingdom, other EU countries, the European Economic Area and globally. The longer term impact on securities markets of the United Kingdom’s exit from the EU is not clear. However, the impact could be significant, and the value and liquidity of the Fund’s investments in issuers based in the United Kingdom, the EU and elsewhere could be negatively affected. In addition, if one or more other EU countries abandon the euro (the common currency of the EU) or seek to withdraw from the EU, the value of the Fund’s investments linked to the euro and the value of its investments in issuers with significant operations in those countries could be adversely impacted.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2016

6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Hussman Strategic International Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. Hussman Strategic International Fund may (but is not required to) enter into contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions generally. The purpose of Hussman Strategic International Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund’s securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign currency exchange contracts will be included in the Fund’s Statement of Assets and Liabilities and Statement of Operations. Risks associated with these contracts include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Hussman Strategic International Fund, as previously noted, may also purchase foreign currency options to manage foreign currency exposures.

As of June 30, 2016, Hussman Strategic International Fund had no forward currency exchange contracts outstanding.

7. BANK LINE OF CREDIT

Hussman Strategic Growth Fund has an unsecured bank line of credit in the amount of $10,000,000. Hussman Strategic Total Return Fund has an unsecured bank line of credit in the amount of $2,000,000. Borrowings under these arrangements bear interest at a rate determined by the lending bank at the time of borrowing. During the year ended June 30, 2016, the Funds did not borrow under their respective lines of credit. Neither Hussman Strategic International Fund nor Hussman Strategic Dividend Value Fund currently has a bank line of credit.

8. CONTINGENCIES AND COMMITMENTS

The Trust’s officers and Trustees are entitled to indemnification from the Funds for certain liabilities to which they may become subject in connection with the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may require the Funds to indemnify the other parties to the contracts in the event of certain losses. The Funds’ maximum exposure under these arrangements is unknown,

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2016

as this would involve potential claims for indemnification for losses that may or may not be incurred in the future. However, based on experience, the Trust believes the risk of loss to be remote.

9. LEGAL PROCEEDINGS

Several lawsuits have been filed relating to Hussman Strategic Growth Fund’s investment in Tribune Company common stock in connection with Tribune Company’s Chapter 11 bankruptcy. The lawsuits stem from a leveraged buyout by which Tribune Company converted to a privately-held company in 2007. The Trust, Hussman Strategic Growth Fund and the Adviser were named as defendants and putative members of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware in 2010. That action was subsequently transferred to the U.S. District Court for the Southern District of New York by order of the Judicial Panel on Multidistrict Litigation, and Marc S. Kirschner, the Litigation Trustee for the Tribune Litigation Trust, became successor plaintiff to the Creditors Committee on December 31, 2012, the effective date of Tribune Company’s plan of reorganization. The Trust and Hussman Strategic Growth Fund were also named as defendants in a lawsuit filed by the indenture trustees of certain noteholders of Tribune Company in the U.S. District Court for the Southern District of Ohio in 2011. Hussman Strategic Growth Fund and the Adviser were named as defendants in a similar action in the U.S. District Court for the District of Maryland in 2011. Both of those actions have been transferred to the U.S. District Court for the Southern District of New York for coordinated proceedings with many other similar lawsuits brought by individual creditors against former Tribune Company shareholders and the action currently prosecuted by the Tribune Litigation Trustee. The Trust, Hussman Strategic Growth Fund and the Adviser may also be putative defendant class members in some of these actions. The plaintiffs in all these lawsuits seek to recover amounts paid to shareholders of Tribune Company in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses.

An omnibus motion to dismiss the actions filed by the individual creditors (but not the action prosecuted by the Litigation Trustee for the Tribune Litigation Trust) was filed in November 2012. On September 23, 2013, the U.S. District Court Judge issued a decision and order dismissing those actions in full. The plaintiffs in those actions appealed that decision to the U.S. Court of Appeals for the Second Circuit and certain shareholder defendants, including the Hussman entities, cross-appealed. The Second Circuit heard oral argument on November 5, 2014 and unanimously affirmed the

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2016

lower court on March 29, 2016. The individual creditors filed a petition for rehearing or rehearing en banc in the Second Circuit on April 12, 2016. The Second Circuit denied that petition on July 22, 2016.

On August 2, 2013, with the District Court’s permission, the Litigation Trustee filed an amended complaint that named Hussman Strategic Growth Fund as one of the class representatives for the putative class of shareholder defendants. The Court issued a protocol regarding a global motion to dismiss on behalf of all shareholder defendants on April 24, 2014. Briefing on the global motion to dismiss was completed on July 2, 2014. Oral argument has not been scheduled.

The lawsuits allege no misconduct by the Trust, Hussman Strategic Growth Fund or the Adviser, and all the Hussman entities intend to defend themselves vigorously in the lawsuits. If the lawsuits were to be decided or settled in a manner adverse to Hussman Strategic Growth Fund, the payment of such judgments or settlements could adversely affect the Fund’s net asset value per share. The adverse impact to Hussman Strategic Growth Fund is not expected to exceed materially the value of the proceeds received by the Fund in connection with the leveraged buyout, which was $29,432,814 (which constitutes, as of June 30, 2016, approximately 5.1% of the Fund’s net assets), plus interest.

10. SUBSEQUENT EVENTS

The Funds are required to recognize in their financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the date of issuance of these financial statements and has noted no such events.

78

Hussman Investment Trust
Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Hussman Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Hussman Investment Trust, comprising Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund, and Hussman Strategic Dividend Value Fund, (collectively the “Funds”), as of June 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2016, by correspondence with the custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund, and Hussman Strategic Dividend Value Fund of Hussman Investment Trust as of June 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years or periods in the period then ended in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio
August 25, 2016

79

Hussman Investment Trust About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2016 – June 30, 2016).

The table on the following page illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started the period with $1,000 invested in that Fund. You may use that information, together with the amount of your investment, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown. In this case, because the return used is not each Fund’s actual return, the results do not illustrate the actual expenses associated with your investment. However, the example is useful in making comparisons because the Securities and Exchange Commission (“SEC“) requires all mutual funds to provide an example of fund expenses based on a 5% annual return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The expense ratios used in computing annual expenses in the tables are the expense ratios of the Funds during the six-month period ended June 30, 2016, annualized, after fee waivers. Actual expenses of the Funds in future

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Hussman Investment Trust About Your Funds’ Expenses (Unaudited)(continued)

periods may differ. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses, including annual expense ratios, can be found elsewhere in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

	Beginning Account Value January 1, 2016	Ending Account Value June 30, 2016	Net Expense Ratio(a)	Expenses Paid During Period(b)
Hussman Strategic Growth Fund
Based on Actual Fund Return	$ 1,000.00	$ 969.40	1.10%	$ 5.39
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,019.39	1.10%	$ 5.52
Hussman Strategic Total Return Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,125.20	0.70%	$ 3.70
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,021.38	0.70%	$ 3.52
Hussman Strategic International Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,034.90	2.00%	$ 10.12
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,014.92	2.00%	$ 10.02
Hussman Strategic Dividend Value Fund
Based on Actual Fund Return	$ 1,000.00	$ 1,013.20	1.25%	$ 6.26
Based on Hypothetical 5% Return (before expenses)	$ 1,000.00	$ 1,018.65	1.25%	$ 6.27

(a)	Annualized, based on the Fund's most recent one-half year expenses.

(b)	Expenses are equal to each Fund's annualized net expense ratio multiplied by the average account value over the period, muliplied by 182/366 (to reflect the one-half year period).

81

Hussman Investment Trust Board of Trustees and Officers (Unaudited)

Overall responsibility for supervision of management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to supervise the day-to-day operations of the Funds. The officers are elected for annual terms. The following are the Trustees and executive officers of the Trust:

Trustee	Address	Age	Position Held with the Trust	Length of Time Served
*John P. Hussman, Ph. D.	6021 University Boulevard, Suite 490 Ellicott City, MD 21043	53	President and Trustee	Since June 2000
David C. Anderson	1144 Lake Street Oak Park, IL 60301	65	Trustee	Since June 2000
Jody T. Foster	540 Woodmoore Court NE Atlanta, GA 30342	47	Trustee	Since June 2016
William H. Vanover	36800 Woodward Avenue, Suite 200 Bloomfield Hills, MI 48304	69	Trustee	Since June 2000
Robert G. Dorsey	225 Pictoria Drive Cincinnati, OH 45246	59	Vice President	Since June 2000
Mark J. Seger	225 Pictoria Drive Cincinnati, OH 45246	54	Treasurer	Since June 2000
John F. Splain	225 Pictoria Drive Cincinnati, OH 45246	59	Secretary and Chief Compliance Officer	Since June 2000

*	Dr. Hussman, as an affiliated person of the Adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Each Trustee oversees four portfolios of the Trust. The principal occupations during the past five years of the Trustees and executive officers of the Trust and public directorships (if any) currently held by the Trustees are set forth below:

John P. Hussman, Ph.D. is Chairman, President and Treasurer of the Adviser.

David C. Anderson is Network Administrator for Hephzibah Children’s Association (a child welfare organization).

Jody T. Foster is President of Symphony Consulting LLC (a provider of compliance, finance, marketing, operations and human resources services to public and private fund advisers).

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Hussman Investment Trust Board of Trustees and Officers (Unaudited)(continued)

William H. Vanover is an investment counselor with Planning Alternatives, Ltd. (a registered investment adviser). He is also a Director of Susa Registered Fund, L.L.C. (a registered investment company). Prior to January 2012, he was Chief Investment Officer and Chief Compliance Officer of Planning Alternatives, Ltd.

Robert G. Dorsey is Chief Executive Officer - Managing Director of Ultimus Fund Solutions, LLC (the Trust’s administrator and transfer agent) and Ultimus Fund Distributors, LLC (the Trust’s principal underwriter).

Mark J. Seger is President, Chief Financial Officer, Treasurer and Secretary - Managing Director of Ultimus Fund Solutions, LLC and Ultimus Fund Distributors, LLC.

John F. Splain is an Executive Vice President of Ultimus Fund Solutions, LLC.

Additional information about members of the Board of Trustees and executive officers is available in the Statement of Additional Information (“SAI”) of each Fund. To obtain a free copy of the SAI, please call 1-800-487-7626.

Federal Tax Information (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income and net realized gains made by the Funds during the fiscal year ended June 30, 2016. Certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%. Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic Dividend Value Fund intend to designate up to a maximum amount of $3,386,901, $1,670,675 and $203,118, respectively, as taxed at a maximum rate of 23.8%. For the fiscal year ended June 30, 2016, 99%, 20% and 100%, respectively, of the dividends paid from ordinary income by Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic Dividend Value Fund qualified for the dividends received deduction for corporations.

As required by federal regulations, complete information regarding dividends and other distributions will be computed and reported in conjunction with your 2016 Form 1099-DIV.

83

Hussman Investment Trust Other Information (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). You may also obtain copies of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

84

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited)

At a meeting held in person on June 16, 2016, the Board of Trustees of Hussman Investment Trust, including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (the “Independent Trustees”) voting separately, unanimously approved the continuance of each Fund’s Investment Advisory Agreement (the “Advisory Agreements”) with the Adviser for an additional annual period.

In determining whether to approve the continuances of the Advisory Agreements, the Independent Trustees requested and received from the Adviser and considered such information as the Independent Trustees deemed reasonably necessary to evaluate the terms of the Advisory Agreements and to assess whether the Advisory Agreements continue to be in the best interests of the Funds and their shareholders. In addition to reviewing and considering this information, the Independent Trustees considered information relating to the Funds that was provided to them in connection with meetings of the Board held throughout the year. They reviewed and considered, among other things: (i) the nature, extent and quality of the services provided by the Adviser to each of the Funds; (ii) the investment performance of each of the Funds; (iii) the Adviser’s costs of providing services to the Funds and the profits realized by the Adviser from its relationship with the Funds; (iv) the extent to which economies of scale in the Adviser’s costs of providing services have been realized from growth of the Funds’ assets; and (v) whether the fees payable by each Fund reflect an appropriate sharing of any such economies with the Funds for the benefit of their shareholders. The Independent Trustees also reviewed the background, qualifications, education and experience of the Adviser’s investment professionals and support personnel, and discussed and considered: (i) the quality of shareholder communications, administrative functions and other services provided by the Adviser to the Trust and each of the Funds; (ii) the quality of the Adviser’s compliance program; (iii) the Adviser’s role in coordinating and supervising all services provided to the Trust; and (iv) indirect benefits that the Adviser may derive from its relationship with the Funds. The Independent Trustees were advised and supported in this process by independent legal counsel and, prior to voting, met with and asked questions of representatives of the Adviser, including Dr. John Hussman, and met separately with their counsel.

The Adviser provided the Independent Trustees with extensive information to assist them in analyzing both the absolute and risk-adjusted returns of the Funds over various periods. The returns of each Fund were compared to the returns of relevant indices and to one or more selected peer groups of other mutual funds. These analyses and comparisons showed that, since its inception on July 24, 2000, through May 31, 2016, Hussman Strategic Growth Fund generated an average annual total return of 2.01%, compared with average annual total returns of 4.31% and 6.65% for the

85

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

S&P 500 Index and the Russell 2000 Index, respectively. These materials also showed that, since inception, Hussman Strategic Growth Fund’s hedging strategies have been successful in reducing the volatility of an investment in the Fund as compared to the volatility of relevant securities indices. Information provided to the Board indicated that the Adviser’s stock selection record for Hussman Strategic Growth Fund has over the long term been acceptable, and that recent periods of underperformance by the Fund are largely attributable to the Fund’s use of hedging techniques and the nature of the Fund’s alternative investment approach, which is not intended to track general market movements. In evaluating the Fund’s investment performance, the Independent Trustees recognized that the use of hedging is an integral part of the Fund’s investment program and that, although this has caused significant underperformance, the Adviser has consistently managed the investment portfolio of Hussman Strategic Growth Fund in a manner consistent with the Fund’s investment program, as described in the Fund’s prospectus. The Independent Trustees also recognized that the Adviser has adapted and refined the models and analytics it uses in managing the Fund in seeking to address the Fund’s underperformance and noted that the Adviser has implemented additional restrictions in its hedging approach with the goals of improving the selectivity of its use of hedging and reducing the cost of hedging in generally unfavorable, but still-advancing, market conditions. In addition, they noted that, despite underperformance in the Fund’s stock holdings since 2010, the Adviser’s stock selection approach generally outperformed the S&P 500 Index in prior periods. The Independent Trustees also observed that, although the Fund has underperformed from 2009 to date, this period represents only half of a full market cycle and that the Fund’s outperformance prior to 2009 was substantial.

In reviewing the performance of Hussman Strategic Total Return Fund, the Independent Trustees took note of the fact that the Fund significantly outperformed the Barclays U.S. Aggregate Bond Index during the one year period ended May 31, 2016, returning 6.49% versus a return of 2.99% for the Index. They also considered that the Fund’s average annual total return of 5.09% from inception on September 12, 2002, through May 31, 2016, compares favorably to the 4.53% average annual total return of the Barclays U.S. Aggregate Bond Index during the same period. The Independent Trustees noted that the primary driver of Hussman Strategic Total Return Fund’s underperformance over certain recent periods (3 years and 5 years) was its exposure to gold stocks which, while generally modest, caused a significant drag on the Fund’s investment performance due to a severe drop in the price of gold and the prices of gold stocks.

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Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

With respect to Hussman Strategic International Fund, the Independent Trustees took note of the fact that the Fund significantly outperformed the MSCI Europe, Australasia, Far East (“EAFE”) Index during the one year period ended May 31, 2016, returning 10.25% versus a return of –9.68% for the Index. However, they also considered the fact that the Fund’s average annual total return of –0.42% from its inception on December 31, 2009, through May 31, 2016, lagged the 3.82% average annual total return of the MSCI EAFE Index during the same period. In their evaluation of the investment performance of Hussman Strategic International Fund, the Independent Trustees observed that, since its inception, the Fund has maintained a defensive investment position in which it has been substantially fully hedged against the impact of general market fluctuations. They also observed, however, that the Fund has experienced less downside risk since its inception than a passive investment approach and that the Fund has not been in existence for a full market cycle, making it difficult to evaluate the Fund’s long-term investment performance relative to its investment objective.

With respect to Hussman Strategic Dividend Value Fund, the Independent Trustees took note of the fact that the Fund’s average annual total return of 0.01% from inception on February 6, 2012, through May 31, 2016, significantly lagged the 13.26% average annual total return of the S&P 500 Index during the same period. In their evaluation of the investment performance of Hussman Strategic Dividend Value Fund, the Independent Trustees observed that the Fund has maintained a defensive stance since its inception (with between 50% and 100% of the Fund’s stock portfolio hedged against general market fluctuations). They also observed, however, that the Fund has experienced less downside risk than a passive investment approach and that (similar to Hussman Strategic International Fund) the Fund has not been in existence for a full market cycle, making it difficult to evaluate the Fund’s long-term investment performance relative to its investment objective.

In evaluating the advisory fees payable by the Funds and the Funds’ expense ratios, the Independent Trustees reviewed comparative expense and advisory fee information for peer groups of mutual funds based on investment style. They took note of the fact that the advisory fee rates and total expense ratios of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund are considerably less than the averages for their respective peer group funds. The Independent Trustees also took note of the fact that, from time to time since each such Fund’s inception, its effective advisory fee rate, and as a result its expense ratio, were reduced through the introduction of advisory fee breakpoints that in the past allowed the Funds at their then higher asset levels to participate in economies of scale in the Adviser’s costs of providing services to Funds. In addition, the Independent Trustees considered the fact that the Adviser has contractually been reducing its fees to reduce the operating expenses of these Funds and has agreed,

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Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

until at least November 1, 2016, to reduce its advisory fees or to absorb operating expenses of these Funds to the extent necessary to limit the ordinary operating expenses of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund to the annual rates of 1.10% and 0.70%, respectively, of average daily net assets.

The Independent Trustees also reviewed comparative advisory fee and expense information for Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund. In this regard, they noted that the advisory fees of Hussman Strategic Dividend Fund and the total operating expenses of each of those Funds are higher than the advisory fees and operating expenses of many other mutual funds that have similar investment strategies. The Independent Trustees took cognizance of the fact that this is attributable, in part, to the small size of those Funds. The Independent Trustees considered that the advisory fee rate for Hussman Strategic International Fund is less than the average advisory fee rate for peer group funds and that the advisory fee rate for Hussman Strategic Dividend Value Fund is within the range of its peer group funds. They also took cognizance of the Adviser’s commitment to reduce its advisory fees or to absorb operating expenses of Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund to the extent necessary to limit ordinary operating expenses of these Funds to the annual rates of 2.00% and 1.25%, respectively, of average daily net assets. In addition, the Independent Trustees considered the fact that the Adviser agreed several years ago to new advisory fee schedules which resulted in an immediate reduction in the effective advisory fee rates for Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund of 0.05% and 0.10%, respectively, based on then current asset levels. It was the consensus of the Independent Trustees that the advisory fee schedules currently in effect allow shareholders of Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund to participate in economies of scale in the Adviser’s costs of providing services that may be associated with potential future growth of the assets of these Funds.

The Independent Trustees also reviewed recent financial statements of the Adviser, and schedules showing the Adviser’s revenues, expenses and profitability with respect to each of the Funds for calendar years 2013, 2014 and 2015, and the period January 1, 2015, through May 31, 2016. They noted that the Adviser has reduced its fees, thereby reducing its profitability, since March 2013, pursuant to expense limitation agreements with Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund. They recognized that the Adviser has realized significant profits from its advisory relationships with Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund, and that the Adviser’s profit margins associated with providing services to these Funds are significant, but concluded that the

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Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

Adviser’s profitability with respect to each of these Funds was not excessive when viewed in light of the quality and scope of services provided by the Adviser over the long term and the Adviser’s adherence to its stated investment philosophy and the investment programs of the Funds. In evaluating the Adviser’s profitability, the Independent Trustees recognized the broad and unique skill set and talent of the Adviser that is of value to the Funds and has enabled the Adviser to pursue and to adhere to the Funds’ well-defined and disciplined investment programs, which has been a primary attraction of the Funds to investors. The Independent Trustees also considered brokerage costs incurred by the Funds and concluded that the brokerage commissions negotiated by the Adviser on behalf of the Funds are significantly less than industry averages.

Based on a careful review of the investment performance and risk characteristics of the Funds and consideration of the factors and information discussed above, the Independent Trustees concluded that the Adviser has provided all required services to the Funds and has provided services of appropriate quality. They determined that this conclusion is supported by the nature of the advisory services required by the Funds, which are broader and more sophisticated than those required by many other mutual funds due to the nature of the Funds’ investment programs and involve extensive use of risk-management techniques. The Independent Trustees also considered the fact the Adviser has achieved lower volatility of investment returns for the Funds than would have resulted from use of a passive investment approach. They recognized that challenges associated with the Adviser’s hedging approach have reduced returns in the period since 2009, but noted that the Adviser has implemented meaningful changes in its methodologies since 2009 that may operate to reduce the frequency of similar challenges in future market cycles while maintaining the favorable attributes that the Adviser’s hedging strategies exhibited in the years prior to 2009.

In reviewing the Funds’ advisory fee rates, the Independent Trustees concluded that the advisory fee rate of 0.90% for Hussman Strategic Growth Fund, based on the Fund’s current asset level, compares favorably to the average advisory fees payable by other “long-short” or “market neutral” mutual funds, as categorized by Morningstar and that, when compared to the advisory compensation payable by hedge funds offering similar investment programs, Hussman Strategic Growth Fund is much less expensive. The Independent Trustees also concluded that the advisory fee rates of 0.50% for Hussman Strategic Total Return Fund and 0.95% for Hussman Strategic International Fund, based upon current asset levels of those Funds, compare favorably to the average advisory fees of other funds of similar size investing in similar securities. Although the advisory fee rate for Hussman Strategic Dividend Value Fund currently is higher than the advisory fee rates of many other mutual funds within the Fund’s peer group, the Independent Trustees concluded that the advisory fee payable by the Fund is appropriate in light of

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Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited) (continued)

the investment strategies of the Fund, which incorporate risk management and hedging techniques that are not typically employed by the peer group funds, and that breakpoints in the advisory fee schedule will allow shareholders to benefit from a lower advisory fee rate to the extent the Fund experiences future asset growth. The Independent Trustees determined, with respect to each of the Funds, that the fees payable to the Adviser appropriately reflect the nature and scope of services provided by the Adviser (which are broader than the norm) and the value to the Funds of the Adviser’s experience, expertise and analytic capabilities. They also determined that the advisory fee schedules of the Funds provide each Fund the opportunity to participate in economies of scale of expenses as its assets grow and that each Fund has benefited and continues to benefit from expense limitation arrangements that have been implemented by the Adviser.

The Independent Trustees noted that Hussman Strategic Growth Fund has one of the lowest total expense ratios among mutual funds classified by Morningstar as “long-short” or “market neutral” funds, and that the total expense ratio of Hussman Strategic Total Return Fund is considerably less than the average expense ratio of “tactical allocation” or “multi-sector bond” mutual funds tracked by Morningstar. They also noted that, although the total expense ratios of Hussman Strategic International Fund and Hussman Strategic Dividend Value Fund are higher than the expense ratios of many other mutual funds within their respective peer groups, the Adviser’s agreements to limit the total ordinary operating expenses of those Funds through expense limitation arrangements has enabled these Funds to maintain expense ratios within the range of expense ratios of their peer group funds.

The Independent Trustees also concluded that the Adviser: (i) does not derive any material indirect benefits from its relationship with the Funds; (ii) does not derive any economic benefit in connection with transactions in shares of the Funds; and (iii) adheres to a brokerage placement policy which seeks to obtain best execution and low commissions on all of the Funds’ brokerage transactions and does not direct transactions to obtain “soft dollar” services, which has significantly benefited the Funds by reducing transaction costs (which are not reflected in the expense ratios of the Funds) and has operated to increase the Funds’ investment returns after expenses.

No single factor was considered in isolation or to be determinative to the decision of the Independent Trustees to approve the continuances of the Advisory Agreements. Rather, the Trustees concluded, in light of a weighing and balancing of all factors considered (including but not limited to those discussed above), that the advisory fees payable by the Funds under the Advisory Agreements are fair and reasonable, and determined that the continuance of each Fund’s Advisory Agreement for an additional annual period would be in the best interests of each Fund and its shareholders.

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INVESTMENT ADVISER
Hussman Strategic Advisors, Inc.
6021 University Boulevard, Suite 490
Ellicott City, Maryland 21043

www.hussmanfunds.com
1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

CUSTODIANS

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60675

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

LEGAL COUNSEL

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022

This Report is authorized for
distribution only if accompanied or preceded
by a current Prospectus of the Funds.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee. After evaluation of the accounting environment within which the registrant operates, it was the consensus of the audit committee members that it is not necessary at the present time for the committee to seek to recruit an additional trustee who would qualify as an audit committee financial expert. It was the view of the committee that, if novel issues ever arise, it will hire an expert to assist it as needed.

Item 4. Principal Accountant Fees and Services.

(a)
Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $138,200 and $132,200 with respect to the registrant’s fiscal years ended June 30, 2016 and 2015, respectively.

(b)	Audit-Related Fees. No fees were billed during the fiscal years ended June 30, 2016 and 2015 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $33,600 and $32,600 with respect to the registrant’s fiscal years ended June 30, 2016 and 2015, respectively. The services comprising these fees are the computation of required distributions and the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

•
Services associated with SEC registration statements filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters – $6,000

•
Consultations with management of the registrant as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting bodies – $6,000

•	All additional tax services provided to the registrant in the aggregate – $6,000

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended June 30, 2016 and 2015, aggregate non-audit fees of $33,600 and $32,600, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

(a)  Not applicable [schedule filed with Item 1]
(b)  Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)): Attached hereto

Exhibit 99.CODE ETH	Code of Ethics

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hussman Investment Trust

By (Signature and Title)*	/s/ John P. Hussman
John P. Hussman, President

Date	August 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Hussman
John P. Hussman, President

Date	August 30, 2016

By (Signature and Title)*	/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	August 30, 2016

*	Print the name and title of each signing officer under his or her signature.